The Goldman Sachs

FIXED INCOME FUNDS


Goldman Sachs Adjustable Rate Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Core Fixed Income Fund



ANNUAL REPORT

October 31, 1997

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------  ---------------------------------------------
DEAR SHAREHOLDERS:

  We are pleased to present the annual report for the Goldman Sachs Fixed Income Funds for the fiscal year ended October 31, 1997. In addition to reviewing the performance and activity of the Goldman Sachs Fixed Income Funds during this period, we will also provide a brief overview of the economy and bond market to help put their performance in perspective. Though the U.S. economy continued to grow at a healthy pace, inflation remained subdued and the fixed income markets achieved favorable results.

ECONOMIC REVIEW
  The U.S. economy was strong throughout the period under review, but during the summer and fall, growth cooled slightly from the torrid pace of earlier in the year. Annualized real Gross Domestic Product (GDP) climbed 3.8% for the fourth quarter of 1996 and a dramatic 4.9% for the first quarter of 1997, fueled by a sharp increase in retail sales, rising factory orders and buoyant const-ruction outlays. To curb potential overheating, the Federal Reserve raised the Federal funds rate a quarter-percentage point to 5.50% at the end of March. During the second quarter, real GDP moderated to a 3.3% rate (annualized) when an unusually cool spring impacted weather-sensitive sectors such as retail sales and construction. Though consumer consumption picked up significantly during the summer, overall economic growth was somewhat restrained because of weaker export growth and a slower rate of inventory accumulation. As a result, third-quarter GDP expanded at a 3.3% annual rate, the same pace as the prior quarter. In October, the pattern of economic activity remained robust, as retail sales held firm, consumer confidence remained high and the unemployment rate sank to a 24-year low. Despite continued economic strength, consumer inflation shrank to 2.1% over the 12-month period, its lowest level since 1986.

FIXED INCOME MARKET REVIEW
  When the Funds' fiscal year began in November 1996, bonds rallied on expectations of a continuation of the slow-growth, low-inflation environment. However, this optimistic view quickly soured when a steady flow of stronger-than-expected economic data revived inflation fears. From December through March, bond yields climbed as investors feared that the acceleration would prompt the Fed to raise rates. When the Fed eventually increased the Federal funds rate, the move was perceived as the first in a series of hikes.
  During the second quarter of 1997, prospects for the bond market brightened due to slowing economic growth. As the threat of inflation receded, the need for additional rate hikes subsided and bonds began to recoup their earlier losses. However, fixed income investors remained wary of reports suggesting that the economy was reaccelerating. In this skittish environment, the bond market came under renewed pressure when signs of strengthening activity emerged during the summer. The decline proved to be short-lived: Bonds quickly recovered on the back of reassuring inflation data and a surge of buying interest. Treasury prices continued to rise sharply through the end of the period, when demand soared as investors sought a safe haven in the wake of steep sell-offs in global equity markets. By the end of October, Treasury yields fell to 20-month lows.

TABLE OF CONTENTS

Goldman Sachs Adjustable Rate Government Fund   3       Financial Statements            37
Goldman Sachs Short Duration Government Fund   11       Notes to Financial Statements   41
Goldman Sachs Short Duration Tax-Free Fund     19       Financial Highlights            49
Goldman Sachs Core Fixed Income Fund           27

--------------------------------  ---------------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

THE YIELD CURVE SHIFTED LOWER FOR MOST MATURITIES
  During the period under review, the yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.31% on October 31, 1997. For the same period, the yield on the 30-year U.S. Treasury bond fell from 6.64% to 6.15%.

HISTORICAL TREASURY YIELD CURVE


                                    [GRAPH]


                        10/31/96                10/31/97

        3-Month        0.0514                   0.0519
        6-Month        0.0526                   0.0531
        1-Year         0.054                    0.0535
        2-Year         0.0573                   0.0561
        3-Year         0.0586                   0.0568
        5-Year         0.0607                   0.0572
        10-Year        0.0634                   0.0583
        30-Year        0.0664                   0.0615

        Source: Bloomberg, L.P.

The one- to 30-year portion of the yield curve shifted downward while the short end of the curve rose slightly.

OUTLOOK: FED IS LIKELY TO REMAIN ON HOLD WHILE IT ASSESSES THE IMPACT OF THE ASIAN FINANCIAL CRISIS
  Uncertainty regarding the U.S. economic and financial outlook has climbed sharply recently, as the tug-of-war between a strong domestic economy and the expected trade drag from emerging market economies has intensified. Though most domestic economic indicators continue to point toward considerable forward momentum, Federal Reserve officials are likely to defer any rate hikes until they can assess the potential impact of Asia's financial crisis on U.S. economic activity. If evidence mounts that the repercussions from the recent turmoil will be insufficient to slow U.S. growth to a sustainable long-term pace, Goldman Sachs' economists expect the Fed to resume tightening in 1998.

  We thank you for your investment in the Goldman Sachs Fixed Income Funds, and we look forward to continuing to help you achieve your investment goals in the future.

Sincerely,


/s/ David B. Ford

David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty

John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani

Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments,
Goldman Sachs Asset Management

November 28, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
INVESTMENT OBJECTIVE
  The Goldman Sachs Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

NEW SHARE CLASS
  To accommodate different clients' needs and preferences, the fund added Service shares on March 27, 1997.

ARM PERFORMANCE BENEFITED FROM A FAVORABLE INTEREST RATE ENVIRONMENT
  During the period under review, the ARM market benefited from a favorable interest rate environment. Though rates fluctuated as perceptions of the economy's health changed, in general, rates remained within a fairly narrow range for much of the period. As a result, the pace of mortgage refinancing remained subdued and there appeared to be little risk of these securities being constrained by their periodic and lifetime rate caps. (Periodic rate caps are the maximum that ARM interest rates can change during an adjustment period. Lifetime caps establish the maximum rate to which a security can reset during its entire lifetime.) The ARM-friendly conditions drew a wide range of investors to the sector, who viewed these securities as yield-enhanced alternatives to Treasuries. The ARM sector performed particularly well during the first quarter of 1997, when yield spreads relative to Treasuries narrowed. Although the sector's outperformance slowed during the balance of the period, spreads remained firm due to low volatility and continued attractiveness relative to other short-duration, high-quality alternatives.

PERFORMANCE REVIEW
  We are pleased to report that during the 12-month period ended October 31, the fund's Institutional, PERFORMANCE SUMMARY 10/31/96--10/31/97

                                                                           SIX-MONTH ONE-YEAR
                                                                           TREASURY  TREASURY
                            INSTITUTIONAL ADMINISTRATION SERVICE* CLASS A    BILL      BILL
                            ------------- -------------- -------- -------  --------- --------
  Total Return (based on
   net asset value [NAV])        6.70%          6.43%       3.81%   6.43%    5.62%     6.02%
  Return From Monthly
   Distributions                 6.17%          5.91%       3.66%   5.91%      NA        NA
  Return From Price
   Appreciation                  0.53%          0.52%       0.15%   0.52%      NA        NA
  NAV (10/31/97)                $9.88          $9.88       $9.88   $9.88       NA        NA
  NAV Change                   +$0.05         +$0.05      +$0.04  +$0.05       NA        NA
  Total Distributions Paid
   Per Share+                   $0.59          $0.57       $0.33   $0.57       NA        NA


* New share class opened during the period. Performance and NAV change are cumulative from inception date on 3/27/97.
+ The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund or significantly affected its NAV per share.

The fund's NAV and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in the fund will fluctuate, and therefore an investor's shares when redeemed may be worth more or less than their original cost. Goldman, Sachs & Co., the distributor of the fund, is not a bank, and fund shares distributed by Goldman, Sachs & Co. are not deposits or obligations of, or endorsed or guaranteed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

-------------------------------------------------------------------------------

--------------------------------------  --------------------------------------
Administration and Class A shares all outperformed the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. This favorable performance was primarily the result of tightening yield spreads between ARMs and Treasuries, as well as the incremental yield of ARMs over similar-duration Treasuries.
  The fund performed well compared with its peers. For the three-year period ended October 31, 1997, the fund's Administration and Institutional shares were rated four stars (in a universe of 1,338 taxable bond funds) by Morningstar, Inc., an independent rating agency. In addition, Morningstar rated the fund's Institutional shares four stars (in a universe of 732 taxable bond funds) for the five year-period ended October 31./1/
  The fund also fared well in Lipper Analytical Services' adjustable rate mortgage category. According to Lipper, the fund's Institutional shares ranked in the top third of its category (12th out of 44 adjustable rate mortgage funds) based on total return for the 12-month period ended October 31, 1997. For the five-year period ended October 31, 1997, the fund's Institutional shares ranked 8th out of 28 funds in its category. (Class A shares ranked 18th in the Lipper category for the 12-month period; Lipper did not rank the fund's Administration and Service classes. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
-------
/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Morningstar ratings apply only to the fund's Institutional and Administration shares; the fund's Class A and Service shares have not been rated. Class A and Service shares are subject to additional fees and expenses, which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES
  As of the end of the period, the portfolio's sector allocation changed only slightly relative to a year earlier. The primary composition changes included a reduction in agency debentures (SBA floaters), an increase in collateralized mortgage obligations (CMOs) and the initiation of a small position in U.S. Treasuries.

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                  [PIE CHART]


                        U.S. Treasuries         1.9%
                        Repos/Cash Equivalents  2.3%
                        SBA Floaters            5.2%
                        CMOs                    5.4%
                        ARMs                   84.2%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . ARMs. As of October 31, 1997, 84.2% of the portfolio was invested in ARMs. During the period, we adhered to our strategy of emphasizing ARM issues that we believed would fare well relative to the overall ARM market regardless of the direction of interest rate movements. As such, we focused on fully indexed securities that were issued prior to 1993, which are attractive because of their lower prepayment risk. (ARM securities that have been in existence for several years are referred to as "seasoned" issues. "Seasoned" ARMs are typically less impacted by prepayments than recently issued mortgages because homeowners who did not refinance during earlier periods of lower rates are less likely to refinance in the future.)
--------------------------------------  --------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND (continued)
---------------------------------------  ---------------------------------------

 . CMOs. The portfolio's allocation to CMOs was 5.4% as of the end of October, slightly higher than its 3.5% weighting a year earlier. CMOs are multi-class bonds that are collateralized by a pool of mortgage loans or mortgage pass-through certificates. As was the case with other mortgage-backed securities, CMOs performed well during the period due to low volatility and relatively attractive spreads. Within the sector, sequential-pay/support CMOs and CMO floaters represented the largest allocations, at 2.0% and 1.4% of the portfolio, respectively.

 . SBA Floaters. The portfolio held a 5.2% position in securities backed by Small Business Administration (SBA) loans, which offered incremental yield over similar-duration Treasuries. We trimmed the portfolio's allocation from 7.8% a year ago when we took profits in the sector.

 . Repurchase Agreements/Cash Equivalents and U.S. Treasuries. As of the end of the period, 2.3% of the portfolio was in repurchase agreements/cash equivalents and 1.9% was in U.S. Treasuries.

 . Duration. We seek excess return over similar-duration U.S. Treasuries through sector weightings and specific security selection, rather than attempting to add value through interest rate predictions. Therefore, we manage the fund's duration to approximate that of the benchmark, partly through the use of futures. As of October 31, the fund's duration was 0.7 years, unchanged from a year ago.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government, its agencies or instrumentalities, which are considered to be of the highest credit quality.

MARKET OUTLOOK
  We believe Federal Reserve officials are likely to keep monetary policy on hold until the first half of 1998, when tight labor markets may generate sufficient wage pressures to prompt the Fed to raise rates.

    Our outlook for the ARM market remains neutral. Although we do not expect dramatic movement in short-term interest rates, the rally in the Treasury market and the flattening of the yield curve have left ARMs vulnerable to ARM-to-fixed rate refinancing in the near term. Therefore, we expect to continue to emphasize seasoned ARMs originated prior to 1993, which are less vulnerable to prepayments than more recent issues.

  /s/ Jonathan A. Beinner
  Jonathan A. Beinner

  /s/ Peter D. Dion
  Peter D. Dion

  /s/ James P. McCarthy
  James P. McCarthy

  Portfolio Managers
  Goldman Sachs Adjustable Rate Government Fund
  November 28, 1997

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Adjustable Rate Government Fund (assuming both the maximum sales charge of 1.5% and no sales charge for Class A shares), is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("six-Month T-Bill/one-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            Institutional Shares(a)

                                    [GRAPH]


                Institutional     Lehman     One-Year      Six-Month
                   Shares       1-2 Index     T-Bill         T-Bill
                -------------   ---------    --------      ---------
8/1/91             50,000         50,000      50,000         50,000
10/31/91           51,047         51,581      51,179         50,870
10/31/92           54,176         55,506      54,161         53,376
10/31/93           56,414         58,368      56,198         55,197
10/31/94           57,475         59,511      57,744         57,257
10/31/95           61,355         64,343      61,766         60,819
10/31/96           65,576         68,197      65,373         64,158
10/31/97           69,970         72,473      69,308         67,765


                           Administration Shares(a)

                                    [GRAPH]


                Administration    Lehman     One-Year      Six-Month
                   Shares       1-2 Index     T-Bill         T-Bill
                --------------  ---------    --------      ---------
5/1/93             50,000         50,000      50,000         50,000
10/31/93           51,917         50,931      50,785         50,780
10/31/94           51,747         51,931      52,182         52,675
10/31/95           55,100         56,148      55,835         55,951
10/31/96           58,742         59,511      59,096         59,023
10/31/97           62,519         63,242      62,417         62,576


--------------------------------------  ----------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
October 31, 1997
--------------------------------------------------------------------------------

                                Service Shares

                                    [GRAPH]


                Service      Lehman       One-Year    Six-Month
                Shares     1-2 Index       T-Bill       T-Bill
               ---------  -----------    ----------  -----------
 3/27/97        50,000       50,000        50,000       50,000
10/31/97        51,905       52,295        52,010       51,730


                              Class A Shares(a)

                                    [GRAPH]


          Class A Shares    Class A Shares   Lehman    One-Year   Six Month
         (No Sales Charge) (W/Sales Charge) 1-2 Index   T-Bill     T-Bill
         ----------------- ---------------- ---------  --------   ---------
 6/1/95        10,000           9,850         10,000    10,000     10,000
10/31/95       10,222          10,069         10,277    10,260     10,246
10/31/96       10,898          10,735         10,893    10,859     10,809
10/31/97       11,599          11,425         11,576    11,513     11,416


                                                         Average Annual Total
                                                                Return
                                                        ----------------------
                                                                     Since
                                               One Year Five Year Inception(b)

       Institutional Shares                     6.70%     5.25%      5.54%
     -------------------------------------------------------------------------
       Administration Shares                    6.43%       N/A      5.07%
     -------------------------------------------------------------------------
       Service Shares                             N/A       N/A      3.81%(c)
     -------------------------------------------------------------------------
       Class A Shares, excluding sales charge   6.43%       N/A      6.41%
     -------------------------------------------------------------------------
       Class A Shares, including sales charge   4.52%       N/A      5.67%


(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.
(b) The Institutional, Administration, Service and Class A shares commenced operations July 17, 1991, April 15, 1993, March 27, 1997 and May 15, 1995,
    respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since these shares have not completed a full twelve months of operations.
---------------------------------------  ---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
October 31, 1997
---------------------------------------  ---------------------------------------

  Principal            Interest                      Maturity
   Amount                Rate                          Date                             Value
-------------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS--95.4%
 ADJUSTABLE RATE FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)(B)--29.3%
 $ 2,223,517             7.48%                       07/01/18                        $  2,322,530
   1,210,343             7.55                        12/01/18                           1,259,132
   9,013,669             7.51                        05/01/19(a)                        9,369,979
  17,838,225             7.79                        11/01/19                          18,788,645
  10,702,752             7.53                        01/01/20                          11,107,423
   4,400,254             7.83                        05/01/20                           4,631,267
  15,895,232             7.58                        06/01/20(a)                       16,607,974
  33,041,610             7.86                        02/01/22(a)                       34,745,236
   6,124,002             7.49                        06/01/22                           6,337,056
   3,384,390             7.54                        08/01/22                           3,524,538
   5,300,601             7.47                        09/01/22                           5,478,489
   5,864,606             7.70                        09/01/22                           6,145,931
  14,855,692             7.76                        11/01/22                          15,607,836
   8,594,891             7.78                        06/01/24                           9,026,010
   3,048,728             7.35                        02/01/28                           3,152,567
   1,525,453             7.77                        07/01/30                           1,603,633
-------------------------------------------------------------------------------------------------
                                                                                     $149,708,246
-------------------------------------------------------------------------------------------------
 ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)(B)--49.2%
 $ 1,593,175             7.43%                       04/01/03                        $  1,618,379
     954,358             7.84                        11/01/14                           1,001,179
     642,600             7.52                        12/01/15                             667,302
   5,375,190             6.87                        03/01/17                           5,498,658
   3,004,775             7.58                        03/01/17                           3,144,226
  10,422,695             7.10                        04/01/17                          10,771,855
     765,651             7.61                        11/01/17                             797,716
   3,529,684             6.61                        03/01/18                           3,583,194
   1,072,159             7.33                        03/01/18                           1,115,721
     659,826             7.76                        05/01/18                             677,971
   1,186,769             7.48                        06/01/18                           1,229,315
   7,289,895             7.60                        06/01/18                           7,664,668
   4,578,620             7.58                        07/01/18                           4,795,371
   5,466,744             7.47                        08/01/18                           5,699,956
   3,579,734             7.80                        08/01/18                           3,776,619
   1,728,032             7.46                        10/01/18                           1,791,796
   2,904,804             7.65                        10/01/18                           3,034,155
     188,921             7.40                        11/01/18                             195,444
   5,664,992             7.53                        11/01/18                           5,898,673
   1,747,028             7.35                        12/01/18                           1,816,630
  11,420,431             7.67                        12/01/18                          12,048,555
   2,985,079             7.42                        06/01/19                           3,105,885
   3,874,553             7.42                        07/01/19                           4,034,378

  Principal            Interest                      Maturity
   Amount                Rate                          Date                             Value
-------------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS (CONTINUED)
 ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONTINUED)
 $ 1,490,807             7.43%                       07/01/19                        $  1,553,928
   1,447,904             7.33                        08/01/19                           1,498,580
   3,789,047             7.63                        09/01/19                           3,974,369
   2,639,072             7.83                        03/01/20                           2,784,221
   7,679,259             7.54                        07/01/20                           7,985,201
   4,167,783             7.68                        02/01/21                           4,388,550
   4,608,066             7.40                        04/01/21                           4,799,577
  63,900,621             7.65                        09/01/21(a)                       67,015,776
  19,370,852             7.68                        02/01/22(a)                       20,384,723
  12,311,450             7.75                        06/01/22                          12,945,120
   1,801,456             7.68                        08/01/22                           1,894,915
     266,672             6.23                        12/01/23                             266,088
  14,049,198             7.04                        06/01/24                          14,454,939
  14,417,119             7.58                        04/01/25                          15,074,540
     742,823             7.73                        09/01/25                             780,774
   3,654,814             7.38                        08/01/27                           3,811,277
   2,211,792             7.35                        10/01/27                           2,306,147
     948,534             7.19                        07/01/29                             980,395
-------------------------------------------------------------------------------------------------
                                                                                     $250,866,766
-------------------------------------------------------------------------------------------------
 ADJUSTABLE RATE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)(B)--3.4%
 $ 1,313,760             7.00%                       03/20/16                        $  1,349,889
     885,299             7.00                        08/20/18                             910,751
   5,638,287             7.00                        02/20/21                           5,816,231
   3,228,227             7.00                        01/20/22                           3,326,075
   3,398,816             7.00                        03/20/23                           3,502,921
   2,484,829             5.50                        06/20/27                           2,512,013
-------------------------------------------------------------------------------------------------
                                                                                     $ 17,417,880
-------------------------------------------------------------------------------------------------
 ADJUSTABLE RATE SMALL BUSINESS ADMINISTRATION (SBA)(B)--5.2%
 $   996,142             6.63%                       09/25/16                        $  1,004,858
   3,569,972             6.63                        07/25/17                           3,601,210
   7,525,017             6.63                        08/25/17                           7,590,860
   3,051,680             6.63                        09/25/17                           3,078,383
   3,494,298             6.63                        10/25/17                           3,524,873
   7,467,983             6.63                        02/25/18                           7,533,328
-------------------------------------------------------------------------------------------------
                                                                                     $ 26,333,512
-------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal              Interest                     Maturity
   Amount                 Rate                         Date                           Value
-----------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS (CONTINUED)
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)--1.0%
 $  548,875                7.00%                     05/15/23                      $    553,502
    623,288                7.00                      06/15/23                           628,543
  1,457,690                7.00                      07/15/23                         1,469,977
    489,634                7.00                      09/15/23                           493,761
  1,364,142                7.00                      10/15/23                         1,375,643
    517,086                7.00                      11/15/23                           521,445
-----------------------------------------------------------------------------------------------
                                                                                   $  5,042,871
-----------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--7.3%
 ADJUSTABLE RATE CMOS(B)--1.9%
 FNMA Remic Trust 1990-145, Class A
 $9,391,114                6.72%                     12/25/20(a)                   $  9,478,639
-----------------------------------------------------------------------------------------------
                                                                                   $  9,478,639
-----------------------------------------------------------------------------------------------
 INVERSE FLOATER(B)--0.0%
 FNMA Remic Trust 1991-91, Class S
 $  111,049               16.81%                     07/25/98                      $    117,008
-----------------------------------------------------------------------------------------------
                                                                                   $    117,008
-----------------------------------------------------------------------------------------------
 INVERSE FLOATING RATE-INTEREST ONLY(B)--0.0%
 FNMA Remic Trust 1992-157, Class SA
 $  674,929(c)            12.74%                     03/25/04                      $     21,112
-----------------------------------------------------------------------------------------------
                                                                                   $     21,112
-----------------------------------------------------------------------------------------------
 IOETTE--0.2%
 FNMA Remic Trust 1990-145, Class B
 $   23,077(c)            10.00%                     12/25/20                      $    774,099
-----------------------------------------------------------------------------------------------
                                                                                   $    774,099
-----------------------------------------------------------------------------------------------
 PLANNED AMORTIZATION-ACCRUAL BOND--1.2%
 FNMA Remic Trust 188B, Class ZA
 $6,259,551                5.75%                     09/25/10                      $  6,198,457
-----------------------------------------------------------------------------------------------
                                                                                   $  6,198,457
-----------------------------------------------------------------------------------------------
 REGULAR FLOATER CMOS(B)--1.4%
 FNMA Remic Trust 169B, Class FA
 $2,536,413                6.06%                     09/25/00                      $  2,550,668
 FNMA Remic Trust X-225C, Class FG
  4,500,000                6.81                      12/25/23                         4,644,810
-----------------------------------------------------------------------------------------------
                                                                                   $  7,195,478
-----------------------------------------------------------------------------------------------

 Principal               Interest                   Maturity
   Amount                  Rate                       Date                           Value
----------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS (CONTINUED)
 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
 SEQUENTIAL FIXED RATE CMOS--0.0%
 FNMA Remic Trust 1991-37, Class E
 $  119,493                8.50%                    04/25/05                      $    119,268
----------------------------------------------------------------------------------------------
                                                                                  $    119,268
----------------------------------------------------------------------------------------------
 SUPER FLOATER CMOS(B)--0.6%
 FNMA Remic Trust 1992-157, Class FA
 $3,323,177(c)             1.97%                    03/25/04                      $  3,272,265
----------------------------------------------------------------------------------------------
                                                                                  $  3,272,265
----------------------------------------------------------------------------------------------
 SUPPORT--2.0%
 FHLMC Series 1645, Class B
 $2,956,606                5.50%                    01/15/08                      $  2,853,215
 FNMA Remic Trust G94 13, Class ZB
  7,354,651                7.00                     11/17/24                         7,239,698
----------------------------------------------------------------------------------------------
                                                                                  $ 10,092,913
----------------------------------------------------------------------------------------------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                      $ 37,269,239
----------------------------------------------------------------------------------------------
 TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $483,614,604)                                                             $486,638,514
----------------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS--1.8%
 United States Treasury Bonds--1.8%
 $6,900,000               15.75%                    11/15/01                      $  9,352,743
----------------------------------------------------------------------------------------------
 TOTAL U.S. TREASURY OBLIGATIONS
  (COST $9,301,523)                                                               $  9,352,743
----------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT--1.3%
 Joint Repurchase Agreement Account
 $6,500,000                5.76%                    11/03/97(a)                   $  6,500,000
----------------------------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
  (COST $6,500,000)                                                               $  6,500,000
----------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $499,416,127(D))                                                          $502,491,257
----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

Futures contracts open at October 31, 1997 are as follows:

                                Number of
                                Contracts     Settlement   Unrealized
           Type              Long (Short)(e)     Month     Gain (Loss)
---------------------------  --------------- ------------- -----------
Euro Dollars                       520       December 1997  $ 345,750
Euro Dollars                       290       March 1998        95,875
Euro Dollars                       180       June 1998         71,250
Euro Dollars                       (20)      December 1998    (54,500)
5 Year U.S. Treasury Notes          15       December 1997     20,391
10 Year U.S. Treasury Notes       (295)      December 1997   (912,719)
                                                            ---------
                                                            $(433,953)

---------------------------------------------
FEDERAL INCOME TAX
INFORMATION:
Gross unrealized
 gain for
 investments in
 which value
 exceeds cost     $3,465,455
Gross unrealized
 loss for
 investments in
 which cost
 exceeds value      (442,377)
---------------------------------------------
Net unrealized
 gain             $3,023,078
---------------------------------------------

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(c) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the coupon rate due to the amortization of related premiums.
(d) The aggregate cost for federal income tax purposes is $499,468,179.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value at risk are $1,041,000,000 and $272,543,093, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
INVESTMENT OBJECTIVE
  The Goldman Sachs Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Secondarily, the fund may, in seeking current income, also consider the potential for capital appreciation. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S.
Treasury security.

NEW SHARE CLASSES
  To accommodate different clients' needs and preferences, the fund added Class A and B shares on May 1, 1997 and Class C shares on August 15, 1997.

PERFORMANCE REVIEW
  During the period under review, the fund's Institutional, Administration and Service shares outperformed their benchmark. The fund's investments in collateralized mortgage obligations (CMOs) and adjustable-rate mortgage (ARM) securities were the largest contributors to performance, particularly during the first half of the period when these sectors' yield spreads relative to Treasuries narrowed. However, the performance of Class A, B and C shares lagged the benchmark, primarily because they began operations during the latter half of the fiscal year after most of the gains in CMOs and ARMs had already been achieved. By mid-1997, yield spreads were tight, which left them vulnerable to pressures related to the Asian financial crisis.
PERFORMANCE SUMMARY


                            INSTITUTIONAL ADMINISTRATION   SERVICE   CLASS A*  CLASS B*   CLASS C*
                             (10/31/96 -   (10/31/96 -   (10/31/96 - (5/1/97 - (5/1/97 - (8/15/97 -
                              10/31/97)     10/31/97)     10/31/97)  10/31/97) 10/31/97) 10/31/97)
                            ------------- -------------- ----------- --------- --------- ----------
  Total Return (based on
   net asset value [NAV])       7.07%          6.91%        6.63%      4.14%     3.94%      1.44%
  Return From Monthly
   Distributions                6.75%          6.49%        6.21%      3.11%     2.80%      1.13%
  Return From Price
   Appreciation                 0.32%          0.42%        0.42%      1.03%     1.14%      0.31%
  Two-Year U.S. Treasury
   Security Total Return        6.35%          6.35%        6.35%      4.17%     4.17%      1.53%
  NAV (10/31/97)                $9.86          $9.89        $9.86      $9.88     $9.86      $9.86
  NAV Change                   +$0.03         +$0.04       +$0.04     +$0.10    +$0.11     +$0.03
  Total Distributions Paid
   Per Share+                   $0.64          $0.62        $0.59      $0.30     $0.27      $0.11


* New share class opened during the period. Performance and NAV change are cumulative from inception date.
+ The fund distributes substantially all of its investment company taxable income, as required by tax law.

The fund's NAV and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in the fund will fluctuate, and therefore an investor's shares when redeemed may be worth more or less than their original cost. Goldman, Sachs & Co., the distributor of the fund, is not a bank, and fund shares distributed by Goldman, Sachs & Co. are not deposits or obligations of, or endorsed or guaranteed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
  We are pleased to report that the fund performed well relative to its peers. According to Morningstar, Inc., an independent rating agency, the fund's Institutional shares were rated four stars for the five-year period ended October 31 (in a universe of 732 taxable bond funds)./1/
  The fund also fared well compared with other funds in Lipper Analytical Services, Inc.'s short-intermediate U.S. government category. For the 12-month period ended October 31, 1997, the fund's Institutional and Administration shares ranked in the top quartile (19th and 22nd, respectively) of the 95 funds in the Lipper group based on total return. For the five-year period ended October 31, 1997, the fund's Institutional shares ranked 12th out of 40 funds in its category. (The fund's Service shares ranked 34th in the Lipper category for the 12-month period; Lipper did not rank the fund's Class A, B and C shares for this period because they have been in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES
  During the period, we maintained our strategy of focusing on securities that we believed would fare well relative to the overall market regardless of the direction of interest rate movements. Rather than attempting to forecast interest rates, we matched the fund's duration to
--------
/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund's Institutional shares received four stars for the three-year period and were rated among 1,338 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional shares; the fund's Administration, Service, A, B and C shares have not been rated. The Administration, Service, A, B and C shares are subject to additional fees and expenses, which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
that of the benchmark (1.9 years as of October 31) and used extensive research to identify attractive securities that offered incremental yield relative to Treasuries. The largest changes in the portfolio's sector composition compared with a year ago were a new allocation in agency debentures and a reduction in ARM securities.

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                  [PIE CHART]

                Repos/Cash Equivalents                  1.4%
                Agency Debentures                       4.0%
                Fixed Rate Mortgage Pass Throughs       5.6%
                ARMs                                   15.5%
                U.S. Treasuries                        16.3%
                CMOs                                   57.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . CMOs. CMOs represented more than half of the portfolio as of October 31 (57.2%), approximately the same allocation as a year ago. CMOs, which are multi-class bonds collateralized by a pool of mortgage loans or mortgage pass-through certificates, performed well during the period due to the favorable interest rate environment. When interest rates remained within a relatively narrow range, CMO securities experienced strong demand from yield-seeking investors. Sequential-pay/support CMOs and planned amortization class (PAC)
CMOs constituted the majority of the fund's allocation in the sector, at 24.1% and 19.9% of the portfolio, respectively. The fund's third largest allocation within the sector was CMO floaters (7.8%), which are floating rate securities whose coupons reset as interest rates change.
---------------------------------------  ---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

 . ARMs. As of the end of the fiscal year, ARMs accounted for 15.5% of the portfolio. We trimmed the fund's allocation in the sector from 19.0% a year earlier as ARMs "richened" and we identified securities in other sectors that offered more compelling risk-adjusted return potential. We focused on fully indexed ARMs because these securities provide stable current income. We continued to emphasize "seasoned" ARMs, which have lower prepayment risk than recently issued ARMs. ("Seasoned" issues are securities that have been in existence for several years; it is assumed that homeowners who did not refinance during earlier periods of lower rates are less likely to refinance in the future.)

 . Fixed Rate Mortgage Pass-Throughs. The fund held a 5.6% weighting in fixed rate mortgage pass-throughs, down slightly from a 7.2% allocation a year ago. As was the case with other mortgage-backed security sectors, pass-throughs performed well during the period, primarily due to low volatility and healthy demand. As pass-throughs' yield spreads narrowed relative to Treasuries, we trimmed the allocation in favor of other sectors that offered greater yield enhancement.

 . Agency Debentures. Agency debentures, a 4.0% position as of October 31, are bonds issued by agencies of the U.S. government. This sector was attractive because it offered incremental yield over Treasuries.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. During the first half of the period, we significantly cut the fund's allocation to U.S. Treasuries in favor of other sectors that offered better relative value. After the yield spreads of Treasury alternatives tightened significantly, however, we increased Treasuries to 16.3%, approximately the same weighting as the beginning of the fiscal year. In addition, the fund held 1.4% in repurchase agreements/cash equivalents as of October 31, nearly unchanged from last year.

 . Issuer Composition. The composition of the portfolio's mortgage-backed security allocation by issuer was 39.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 38.6% in Federal National Mortgage Association
(FNMA) issues.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities.

 . Use of Derivatives. As noted, the fund held sequential-pay/support CMOs, PAC CMOs and CMO floaters, securities typically considered to be lower risk derivatives. The fund's CMO allocation also included small positions in super floaters (2.3%), whose coupons reset higher than conventional floaters when rates rise; inverse floaters (2.1%), whose coupons reset in the opposite direction of interest rates; and PAC interest-only (IO) securities (1.0%), whose cash flows are made up only of the interest payments of their underlying mortgages. We invest in these higher risk derivatives only when we believe they will enhance returns without incurring undue risk. In the favorable rate environment, the fund's performance benefited from these holdings. In addition, we used futures as a tool to help manage the portfolio's duration.

MARKET OUTLOOK
  During October, all mortgage-backed securities gave up ground amid turmoil in global financial markets. However, the extent of their underperformance was significantly less than that of the credit sectors (e.g., corporate and asset-backed securities). The degree to which yield spreads widened among CMOs is currently somewhat uncertain--there was very little trading in the sector at the end of the period because investor attention was directed elsewhere. In the ARM market, the flattening of the yield curve and the rally in the Treasuries have left ARMs vulnerable to ARM-to-fixed rate refinancing in the near term. In general, we currently

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
have a cautious view of the mortgage-backed securities sectors, and intend to remain focused on securities that are less vulnerable to rate swings than the broader market.

/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ James B. Clark
James B. Clark

Portfolio Managers
Goldman Sachs Short Duration Government Fund
November 28, 1997
---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Short Duration Government Fund (assuming both the maximum sales charge of 2.0% and no sales charge for Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares) is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("Two-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             Institutional Shares(a)

                                     [GRAPH]

             Institutional        Two Year          Lehman Short 1-3
                Shares             T-Bill             Gov't Index
                ------             ------             -----------
9/1/88         $50,000            $50,000               $50,000
10/31/88       $51,283            $51,057               $51,091
10/31/89       $55,940            $55,412               $55,919
10/31/90       $60,543            $59,876               $60,861
10/31/91       $67,161            $66,615               $67,699
10/31/92       $71,365            $72,161               $73,208
10/31/93       $75,326            $76,335               $77,446
10/31/94       $76,072            $77,058               $78,339
10/31/95       $82,895            $84,009               $85,256
10/31/96       $88,507            $88,756               $90,346
10/31/97       $94,764            $94,392               $96,200


                             Administration Shares

                                     [GRAPH]

              Administration     Lehman Short         Two Year
                Shares          1-3 Gov't Index        T-Bill

2/28/96         50,000             50,000               50,000
10/31/96        52,000             51,760               51,805
10/31/97        55,593             55,115               55,095

                                Service Shares

                                     [GRAPH]

               Service          Lehman Short         Two Year
               Shares          1-3 Gov't Index        T-Bill

4/10/96        50,000             50,000               50,000
10/31/96       52,175             52,110               51,855
10/31/97       55,634             55,485               55,150

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Class A Shares

                                    [GRAPH]

                Class A Shares    Class A Shares    Two-Year    Lehman Short
              (No Sales Charge)  (W/Sales Charge)    T-Bill    1-3 Gov't Index
              -----------------  ----------------   --------   ---------------
5/1/97             10,000             9,800          10,000        10,000
10/31/97           10,414            10,206          10,417        10,415



                                Class B Shares

                                    [GRAPH]

                Class B Shares       Class B Shares    Two-Year   Lehman Short
           (w/out redempt.charge) (w/redempt.charge)    T-Bill   1-3 Gov't Index
           ---------------------- ------------------   --------  ---------------
5/1/97             10,000               10,000          10,000        10,000
10/31/97           10,394               10,194          10,417        10,415



                                Class C Shares

                                    [GRAPH]

                Class C Shares       Class C Shares    Two-Year   Lehman Short
           (w/out redempt.charge) (w/redempt.charge)    T-Bill   1-3 Gov't Index
           ---------------------- ------------------   --------  ---------------
8/15/97            10,000               10,000          10,000        10,000
10/31/97           10,144               10,044          10,153        10,151




                                                         Average Annual Total
                                                                Return
                                                        ----------------------
                                                                     Since
                                               One Year Five Year Inception(b)

       Institutional Shares                     7.07%     5.83%      7.22%
     -------------------------------------------------------------------------
       Administration Shares                    6.91%      N/A       6.53%
     -------------------------------------------------------------------------
       Service Shares                           6.63%      N/A       7.07%
     -------------------------------------------------------------------------
       Class A Shares, excluding sales charge    N/A       N/A       4.14%(c)
     -------------------------------------------------------------------------
       Class A Shares, including sales charge    N/A       N/A       2.06%(c)
     -------------------------------------------------------------------------
       Class B Shares, excluding redemption
        charge                                   N/A       N/A       3.94%(c)
     -------------------------------------------------------------------------
       Class B Shares, including redemption
        charge                                   N/A       N/A       1.94%(c)
     -------------------------------------------------------------------------
       Class C Shares, excluding redemption
        charge                                   N/A       N/A       1.44%(c)
     -------------------------------------------------------------------------
       Class C Shares, including redemption
        charge                                   N/A       N/A       0.44%(c)

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Institutional, Administration and Service shares.
(b) The Institutional, Administration, Service, Class A, Class B and Class C shares commenced operations August 15, 1988, February 28, 1996, April 10, 1996, May 1, 1997, May 1, 1997 and August 15, 1997, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since these shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
October 31, 1997
---------------------------------------  ---------------------------------------

   Principal               Interest                  Maturity
     Amount                  Rate                      Date                         Value
---------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS--77.8%
 ADJUSTABLE RATE FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (A)--10.4%
 $    1,670,748               7.63%                  08/01/17(b)                 $  1,728,439
      1,254,549               7.31                   05/01/18                       1,271,799
      1,628,367               7.55                   12/01/18(b)                    1,694,007
      7,237,238               7.86                   02/01/22(b)                    7,610,390
---------------------------------------------------------------------------------------------
                                                                                 $ 12,304,635
---------------------------------------------------------------------------------------------
 ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (A)--5.0%
 $    2,290,460               7.84%                  11/01/14                    $  2,402,830
      1,801,456               7.68                   08/01/22                       1,894,915
      1,563,791               7.77                   01/01/31                       1,640,511
---------------------------------------------------------------------------------------------
                                                                                 $  5,938,256
---------------------------------------------------------------------------------------------
 FIXED RATE FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)--2.5%
 $    2,943,034               6.50%                  12/01/00                    $  2,954,218
---------------------------------------------------------------------------------------------
 FIXED RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--3.0%
 $       73,609               9.00%                  12/01/97                    $     73,825
        769,822               6.00                   01/01/14                         749,637
      2,853,210               6.00                   03/01/14                       2,798,828
---------------------------------------------------------------------------------------------
                                                                                 $  3,622,290
---------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--56.9%
 INVERSE FLOATER(A)--1.8%
 FHLMC Series 1296, Class J
 $      890,613(c)           11.75%                  07/15/99(b)                 $    959,973
 FNMA Remic Trust 1992-62, Class S
      1,212,115(c)            9.42                   05/25/99(b)                    1,230,661
---------------------------------------------------------------------------------------------
                                                                                 $  2,190,634
---------------------------------------------------------------------------------------------
 INVERSE FLOATING RATE-INTEREST ONLY(A)--0.2%
 FHLMC Series 1684, Class JD
 $    2,192,026               3.60%                  08/15/20(b)                 $    172,644
 FNMA Remic Trust 1993-110, Class SC
   1,548,475(c)               3.40                   04/25/19                          61,258
---------------------------------------------------------------------------------------------
                                                                                 $    233,902
---------------------------------------------------------------------------------------------
 PLANNED AMORTIZATION CLASS (PAC) CMOS--19.8%
 FHLMC Series 1584, Class E
 $    3,000,000               5.75%                  10/15/16(b)                 $  2,986,860
 FHLMC Series 1645, Class ZA
      2,221,401               5.50                   04/15/05(b)                    2,185,992
 FHLMC Series 1985, Class PC
      6,000,000               6.35                   05/17/18(b)                    6,031,860

   Principal             Interest                    Maturity
     Amount                Rate                        Date                           Value
-----------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS (CONTINUED)
 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
 PLANNED AMORTIZATION CLASS (PAC) CMOS (CONTINUED)
 FHLMC Series 1987, Class L
 $    4,000,000             6.20%                    08/25/22(b)                   $  3,958,976
 FNMA Remic Trust 1991-31, Class PJ
      3,000,000             6.55                     10/25/20                         3,034,680
 FNMA Remic Trust 1997-70, Class AB
      1,250,000             6.50                     09/25/22                         1,244,125
 FNMA Remic Trust 1997-9, Class B
      4,000,000             6.50                     10/25/22                         4,022,320
-----------------------------------------------------------------------------------------------
                                                                                   $ 23,464,813
-----------------------------------------------------------------------------------------------
 PLANNED AMORTIZATION CLASS INTEREST-ONLY (PAC IO) CMOS--0.8%
 FHLMC Series 1552, Class JE
 $ 4,451,833(c)             7.00%                    02/15/14(b)                   $    129,370
 FHLMC Series 1587, Class HA
   7,417,830(c)             6.50                     10/15/08(b)                        831,019
-----------------------------------------------------------------------------------------------
                                                                                   $    960,389
-----------------------------------------------------------------------------------------------
 PLANNED AMORTIZATION CLASS IOETTE CMOS--0.2%
 FNMA Remic Trust 1992-198, Class K
 $    26,073(c)             9.69%                    12/25/15                      $    236,624
-----------------------------------------------------------------------------------------------
 REGULAR FLOATER CMOS(A)--7.8%
 FHLMC Series 1296, Class I
 $    2,493,715             5.30%                    07/15/99(b)                   $  2,469,551
 FHLMC Series 1634, Class FH
      3,000,000             6.78                     12/15/23(b)                      3,062,160
 FHLMC Series 1684, Class JC
      2,192,026             5.40                     08/15/20(b)                      2,148,865
 FNMA Remic Trust 1993-110, Class FC
      1,548,474             5.60                     04/25/19(b)                      1,531,054
-----------------------------------------------------------------------------------------------
                                                                                   $  9,211,630
-----------------------------------------------------------------------------------------------
 SEQUENTIAL FIXED RATE CMOS--26.3%
 FHLMC Series 1033, Class G
 $    2,000,000             8.00%                    01/15/06(b)                   $  2,113,740
 FHLMC Series 1645, Class B
      4,927,677             5.50                     01/15/08(b)                      4,755,356
 FNMA Remic Trust 1988-12, Class A
      3,468,817            10.00                     02/25/18                         3,689,659
 FNMA Remic Trust 1988-12, Class B
      2,738,540             4.73                     02/25/18                         2,634,823
 FNMA Remic Trust 1989-12, Class X
      1,212,342            10.00                     12/25/14                         1,255,525

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Principal            Interest                      Maturity
   Amount                Rate                          Date                             Value
-------------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS (CONTINUED)
 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
 SEQUENTIAL FIXED RATE CMOS (CONTINUED)
 FNMA Remic Trust 1989-18, Class B
 $   787,911              9.50%                      01/25/04                        $    813,266
 FNMA Remic Trust 1989-59, Class H
   2,777,301              7.75                       10/25/18                           2,812,878
 FNMA Remic Trust 1991-133, Class Z
   4,872,777              8.00                       09/25/06(b)                        5,084,888
 FNMA Remic Trust 1992-44, Class CA
   3,000,000             12.00                       08/25/20(b)                        3,298,560
 FNMA Remic Trust 1993-188, Class TC
   2,400,000              6.50                       10/25/13                           2,403,144
 FNMA Remic Trust 1989-34, Class E
   2,196,095              9.85                       08/25/14                           2,277,065
-------------------------------------------------------------------------------------------------
                                                                                     $ 31,138,904
-------------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                          $ 67,436,896
-------------------------------------------------------------------------------------------------
 TOTAL MORTGAGE BACKED OBLIGATIONS (COST
  $91,144,815)                                                                       $ 92,256,295
-------------------------------------------------------------------------------------------------
 AGENCY DEBENTURES--4.0%
 Sri Lanka Aid(a)
 $ 4,750,000              5.84%                      02/21/16                        $  4,712,000
-------------------------------------------------------------------------------------------------
 TOTAL AGENCY DEBENTURES
  (COST $4,678,750)                                                                  $  4,712,000
-------------------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS--16.0%
 United States Treasury Notes
 $13,500,000              6.00%                      08/15/99(b)                     $ 13,578,030
   5,400,000              5.63                       11/30/00(b)                        5,383,961
-------------------------------------------------------------------------------------------------
 TOTAL U.S. TREASURY OBLIGATIONS
  (COST $18,920,441)                                                                 $ 18,961,991
-------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT--4.0%
 Joint Repurchase Agreement Account
 $ 4,700,000              5.76%                      11/03/97(b)                     $  4,700,000
-------------------------------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
  (COST $4,700,000)                                                                  $  4,700,000
-------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $119,444,006(D))                                                             $120,630,286
-------------------------------------------------------------------------------------------------

Futures contracts open at October 31, 1997 are as follows:

                                Number of
                                Contracts      Settlement   Unrealized
           Type              Long (Short)(e)     Month      Gain (Loss)
---------------------------  --------------- -------------- -----------
Euro Dollars                        81       December 1997   $ 120,975
Euro Dollars                        64       March 1998         81,775
Euro Dollars                        66       June 1998          54,500
Euro Dollars                        61       September 1998     76,575
Euro Dollars                        56       December 1998      73,750
Euro Dollars                        31       March 1999         17,000
Euro Dollars                        21       June 1999           4,500
Euro Dollars                         6       September 1999      4,650
2 Year U.S. Treasury Notes          71       December 1997     120,921
5 Year U.S. Treasury Notes         (93)      December1997     (169,906)
10 Year U.S. Treasury Notes       (132)      December 1997    (387,656)
U.S. 20 Year Long Term Bond         (7)      December 1997     (38,281)
                                                             ---------
                                                             $ (41,197)
-----------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:

Gross unrealized
 gain for
 investments in
 which value
 exceeds cost     $1,517,519
Gross unrealized
 loss for
 investments in
 which cost
 exceeds value      (331,239)
-----------------------------
Net unrealized
 gain             $1,186,280
-----------------------------

(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(b) Portions of these securities are being segregated for futures margin requirements.
(c) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the coupon rate due to the amortization of related premiums.
(d) The amount stated also represents the aggregate cost for federal income tax purposes.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $423,400,000 and $131,267,113, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
INVESTMENT OBJECTIVE
  The Goldman Sachs Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in investment-grade municipal securities. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

NEW SHARE CLASSES ADDED
  Class A and Class B Shares were introduced on May 1, 1997, and Class C Shares were added on August 15, 1997, to the existing Institutional, Administration and Service shares.

MUNICIPAL BOND MARKET SHOWS SIGNS OF STRENGTH AND STABILITY
  The municipal market remained at relatively strong levels compared with the taxable market for much of the year, including four consecutive months of rallying from April through July. A typical August slowdown, some rallying in September, and mixed performance for municipals during October, capped off a year that saw overall municipal prices rise. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) increased, while yields fell from 4.15% on October 31, 1996 to 3.95% on October 31, 1997.
  New issue supply increased during 1997 vs. 1996, up a solid 5% through October, versus the first ten months of 1996. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion). Spikes in new issue supply to $21.9 billion in June and $20.6 billion in September were approximately 50% greater than the monthly average for the rest of 1997, and contributed significantly to the year's overall supply increase. Heavy June and July coupon and principal payments flooded the market with enough reinvestment cash to absorb most of the new issue supply during the summer, but heavy fall supply has weakened the municipal market relative to treasuries.
  Demand from individual investors, who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment, continued to dominate the market, though municipal rates below the psychologically key 6% level may have discouraged some investors. The budget bill, passed in August, was favorable to municipals both on the demand side--an exemption allowing corporations with outstanding debt to invest in the municipal market was left intact--as well as on the supply side, where restrictions on the amount that private universities can issue were loosened.

MUNICIPAL BOND YIELD CURVE

                                    [GRAPH]


                                      10/31/97        10/31/96

                        1998            3.70%           3.90%
                        1999            3.85            4.15
                        2000            3.95            4.30
                        2001            4.05            4.40
                        2002            4.15            4.50
                        2003            4.25            4.60
                        2004            4.35            4.70
                        2005            4.45            4.80
                        2006            4.50            4.90
                        2007            4.55            5.00
                        2008            4.65            5.10
                        2009            4.75            5.20
                        2010            4.85            5.25
                        2011            4.93            5.30
                        2012            4.98            5.35
                        2013            5.03            5.40
                        2014            5.08            5.40
                        2015            5.13            5.45
                        2016            5.15            5.45
                        2017            5.15            5.45
                        2018            5.18            5.50
                        2019            5.18            5.50
                        2020            5.20            5.50
                        2021            5.20            5.50
                        2022            5.20            5.50
                        2023            5.20            5.50
                        2024            5.20            5.50
                        2025            5.23            5.50
                        2026            5.23            5.50
                        2027            5.23            5.50


The yield curve experienced a downward parallel shift in contrast to one year ago.

Source: Municipal Market Data

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
PERFORMANCE SUMMARY
  We are pleased to report that the
fund's Institutional shares ranked
tenth out of 33 funds in Lipper
Analytical Services, Inc.'s short-
intermediate municipal debt category
for the one-year period ended October
31, 1997 based on total return.
(Lipper did not rank the fund's Class
A, Class B, Class C, Administration or
Service shares. Please note that
Lipper rankings do not take sales
charges into account and that past
performance is not a guarantee of
future results.)
  The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds (73% of the portfolio), as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
  In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues that may offer high quality and attractive returns, such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis. One example of this is our purchase of Maryland Health & Higher Education Facilities bonds for Pickersgill, a 169-bed nursing home that has been in operation for 150 years. Demand for the facility is strong, with a waiting list despite competition in the Baltimore area, and financial results have been strong with sound debt service coverage and significant unreserved funds. We continue to hold the security as an attractive addition to the portfolio. As of October 31, 1997, the Fund owned approximately 4.8% of the outstanding issue.


                            INSTITUTIONAL* ADMINISTRATION  SERVICE*   CLASS A   CLASS B  CLASS C*
                              (10/31/96-     (10/31/96-   (10/31/96- (5/01/97- (5/01/97- (8/15/97-
                              10/31/97)      10/31/97)    10/31/97)  10/31/97) 10/31/97) 10/31/97)
                            -------------- -------------- ---------- --------- --------- ---------
  Total Return (based on
   net asset value [NAV])        5.40%          5.14%        4.77%     3.39%     3.07%     0.97%
  Return From Monthly
   Distributions                 4.27%          4.01%        3.75%     1.97%     1.65%     0.67%
  Return From Price
   Appreciation                  1.13%          1.13%        1.02%     1.42%     1.42%     0.30%
  Lehman Brothers 3-Year
   Municipal Bond Index          5.49%          5.49%        5.49%     3.60%     3.60%     1.16%
  NAV (as of 10/31/97)          $10.07         $10.07       $10.07    $10.08    $10.08    $10.07
  NAV Change                    +$0.11         +$0.11       +$0.10    +$0.14    +$0.14    +$0.03
  Total Distributions Paid
   Per Share+                    $0.42          $0.39        $0.37     $0.20     $0.16     $0.07


* New share class opened during the period. Performance and NAV change are cumulative from inception date.
+ Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by a bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency, and an investment in a Fund involves risk, including possible loss of principal. All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in a Fund will fluctuate and, therefore, an investor's shares when redeemed, may be worth more or less than their original cost. The Fund may invest up to 20% in private activity bonds the interest from which is subject to the alternative minimum tax (AMT).

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND (continued)
---------------------------------------  ---------------------------------------


PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES:
EMPHASIS ON REVENUE BONDS

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                  [PIE CHART]

Revenue Bonds                   52.5%
Insured Revenue Bonds           23.9%
General Obligation               9.8%
Insured General Obligation       9.0%
Pre-refunded Bonds               4.5%
Variable Rate Demand Notes       0.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was bonds was decreased slightly to 76.4% of the portfolio, from 79.7% one year ago. The allocation was significantly overweighted compared with the Index' 26.9%. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 . General Obligation (GO) Bonds. As of October 31, the fund's allocation in insured and uninsured GO bonds was increased slightly to 18.8% of the portfolio, from 15.6% one year ago. The allocation was significantly underweighted versus the Index's 40.6%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 . Pre-refunded Bonds. Over the course of the year, we re-established the fund's holdings in pre-refunded bonds to 4.5% from zero. The Index weighting of pre-refunded bonds was 32.5%.

 . Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we use to manage the portfolio's excess liquidity. VRDNs represented 0.3% of the fund, down from 4.7% one year ago. The Index contains no VRDNs.

 . Duration. As of October 31, the fund's duration was effectively in line with that of the Index at 2.9 years. Duration is a measurement of the Fund's sensitivity to interest rate movements; the shorter the duration, the less the Fund's net asset value (NAV) should move in relation to interest rate fluctuations.

 . Credit Quality. During the year, the fund's credit quality allocations shifted. We continued the trend from the last reporting period by reducing the portfolio's allocation in triple-A-rated GOs, in favor of double-A-rated revenue bonds. This is consistent with our goal of maintaining the fund's targeted double-A-rated average credit quality and liquidity while achieving high overall yields. We structured the portfolio's credit quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower quality securities in the one- to three-year maturity range. As of October 31, 40.5% of the portfolio was invested in triple-A-rated bonds, while double-A-, single-A-, and BBB-rated securities accounted for 32.3%, 21.5%, and 5.7%, respectively.

MARKET OUTLOOK
  Our long-term outlook for municipal bonds is essentially bullish. With municipals escaping unscathed from the federal budget accord, we do not see any near-term fundamental problems for tax-exempts, and are left with technical forces as the key driver in relative market performance. The recent cheapening of the market was more related to the heavy seasonal new issue supply and weaker demand than from the global volatility that affected the taxable sectors; we do not feel that

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

municipals are at risk to cheapen much more. In anticipation of near-term outperformance, we feel that municipals are attractive enough to warrant an allocation from investors who do not currently benefit from tax-exempt income.
  We value your continued confidence in the Goldman Sachs Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,


/s/ Benjamin S. Thompson
Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale
Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Short Duration Tax-Free Fund
November 28, 1997

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Short Duration Tax-Free Fund (assuming both the maximum sales charge of 2.0% and no sales charge for Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares) is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("Lehman Three-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                             Institutional Shares

                                    [GRAPH]


                                                 Lehman 3 Year
                Institutional Shares            Muni Bond Index

10/1/92                 50,000                       50,000
10/31/92                49,830                       49,805
10/31/93                53,333                       53,102
10/31/94                53,424                       53,825
10/31/95                56,618                       58,023
10/31/96                59,172                       60,646
10/31/97                62,375                       63,975


                             Administration Shares

                                    [GRAPH]

                                                 Lehman 3 Year
                Administration Shares(a)         Muni Bond Index

6/1/93                  50,000                       50,000
10/31/93                51,088                       51,144
10/31/94                51,031                       51,840
10/31/95                53,971                       55,884
10/31/96                56,265                       58,410
10/31/97                59,157                       61,617


                                Service Shares

                                    [GRAPH]


                                                 Lehman 3 Year
                    Service Shares(a)            Muni Bond Index

10/1/94                 50,000                       50,000
10/31/94                49,810                       49,880
10/31/95                52,594                       53,771
10/31/96                54,693                       56,201
10/31/97                57,302                       59,286

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

                                Class A Shares

                                    [GRAPH]

                Class A Shares    Class A Shares      Lehman 3 Year
              (No Sales Charge)  (W/Sales Charge)    Muni Bond Index
              -----------------  ----------------    ---------------
5/1/97             10,000             9,800               10,000
10/31/97           10,339            10,132               10,360



                                Class B Shares

                                    [GRAPH]


                Class B Shares    Class B Shares      Lehman 3 Year
              (No Sales Charge)  (W/Sales Charge)    Muni Bond Index
              -----------------  ----------------    ---------------
5/1/97             10,000            10,000               10,000
10/31/97           10,307            10,107               10,360



                                Class C Shares

                                    [GRAPH]


                Class C Shares    Class C Shares      Lehman 3 Year
              (No Sales Charge)  (W/Sales Charge)    Muni Bond Index
              -----------------  ----------------    ---------------
8/15/97            10,000            10,000               10,000
10/31/97           10,097             9,997               10,116


                                                   ---------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                           -----------------------------------
                                         ONE YEAR FIVE YEAR SINCE INCEPTION(B)
          --------------------------------------------------------------------
        Institutional Shares               5.40%    4.59%         4.44 %
          --------------------------------------------------------------------
        Administration Shares              5.14%     N/A          3.87 %
          --------------------------------------------------------------------
        Service Shares                     4.77%     N/A          4.49 %
          --------------------------------------------------------------------
        Class A Shares, excluding sales
         charge                             N/A      N/A          3.39 %(c)
          --------------------------------------------------------------------
        Class A Shares, including sales
         charge                             N/A      N/A          1.68 %(c)
          --------------------------------------------------------------------
        Class B Shares, excluding
         redemption charge                  N/A      N/A          3.07 %(c)
          --------------------------------------------------------------------
        Class B Shares, including
         redemption charge                  N/A      N/A          1.07 %(c)
          --------------------------------------------------------------------
        Class C Shares, excluding
         redemption charge                  N/A      N/A          0.97 %(c)
          --------------------------------------------------------------------
        Class C Shares, including
         redemption charge                  N/A      N/A         (0.03)%(c)
          --------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.
(b) The Institutional, Administration, Service, Class A, Class B and Class C shares commenced operations October 1, 1992, May 20, 1993, September 20, 1994, May 1, 1997, May 1, 1997 and August 15, 1997, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since these shares have not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal              Interest                          Maturity
   Amount                 Rate                              Date                             Value
-----------------------------------------------------------------------------------------------------
 DEBT OBLIGATIONS--101.1%
 ARIZONA--3.0%
 Mesa, Arizona IDA Health Care Facilities (BIGI) (AAA/Aaa)
 $1,000,000               7.50%                           01/01/04                         $1,053,830
-----------------------------------------------------------------------------------------------------
 CALIFORNIA--2.9%
 Abag Finance Authority for Non-Profit Corporations Refunding Bond (BBB)
 $1,000,000               5.25%                           10/01/07                         $1,001,280
-----------------------------------------------------------------------------------------------------
 CONNECTICUT--7.3%
 Connecticut State Housing Mortgage Revenue Town Colony Project (Aa3)
  $ 995,000               5.00%                           04/01/08                         $  997,129
 Connecticut State Residential Recovery Authority, Series A RB (AA-)
  1,500,000               5.60                            11/15/99                          1,549,230
-----------------------------------------------------------------------------------------------------
                                                                                           $2,546,359
-----------------------------------------------------------------------------------------------------
 FLORIDA--4.3%
 Dade County Solid Waste System BANS (MIG2/SP2)
 $1,500,000               4.75%                           09/01/98                         $1,507,740
-----------------------------------------------------------------------------------------------------
 ILLINOIS--5.9%
 Illinois Health Facilities Authority Highland Park Hospital, Series A
  (AAA/Aaa)
 $1,000,000               5.20%                           10/01/01                         $1,031,270
 Illinois Housing Development Authority, Series 1991 A (A+/A1)
  1,000,000               7.90                            07/01/99                          1,054,550
-----------------------------------------------------------------------------------------------------
                                                                                           $2,085,820
-----------------------------------------------------------------------------------------------------
 LOUISIANA--3.0%
 Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
 $1,000,000               5.85%                           09/01/00                         $1,038,010
-----------------------------------------------------------------------------------------------------
 MARYLAND--7.6%
 Maryland Health and Higher Educational Facilities Authority RB (A-)
 $1,600,000               5.50%                           01/01/21                         $1,665,920
  1,000,000               4.75                            07/01/21                          1,004,510
-----------------------------------------------------------------------------------------------------
                                                                                           $2,670,430
-----------------------------------------------------------------------------------------------------
 MICHIGAN--2.9%
 Detroit Self Insurance Series A (BBB-)
 $1,000,000               5.60%                           05/01/01                         $1,027,990
-----------------------------------------------------------------------------------------------------
 MISSOURI--4.9%
 St. Louis, MO Municipal Finance Corp., Series A (A/Aa3)
 $1,655,000               5.30%                           07/15/02                         $1,710,393

 Principal              Interest                          Maturity
   Amount                 Rate                              Date                             Value
-----------------------------------------------------------------------------------------------------
 DEBT OBLIGATIONS (CONTINUED)
 NEW YORK--8.5%
 Syracuse, NY IDA RB (AA)
 $1,365,000               4.60%                           10/15/98                         $1,376,261
 Yonkers GO Series C (FGIC) (AAA/Aaa)
  1,500,000               6.00                            08/01/03                          1,618,560
-----------------------------------------------------------------------------------------------------
                                                                                           $2,994,821
-----------------------------------------------------------------------------------------------------
 PENNSYLVANIA--9.8%
 Pennsylvania Intergovernmental Coop Authority Special Tax RB (FGIC) (AAA)
 $1,500,000               5.75%                           06/15/00                         $1,561,740
 Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
  1,800,000               5.95                            04/01/00                          1,872,108
-----------------------------------------------------------------------------------------------------
                                                                                           $3,433,848
-----------------------------------------------------------------------------------------------------
 PUERTO RICO--3.3%
 Puerto Rico Commonwealth (A/Baa1)
 $1,105,000               8.00%                           07/01/06                         $1,152,438
-----------------------------------------------------------------------------------------------------
 RHODE ISLAND--4.6%
 Rhode Island Clean Water Finance Agency (AAA/Aaa)
 $1,385,000               9.20%                           10/01/01                         $1,622,694
-----------------------------------------------------------------------------------------------------
 TENNESSEE--4.3%
 Clarksville, TN Public Building Authority (AA)
 $1,500,000               4.75%                           12/01/00                         $1,522,635
-----------------------------------------------------------------------------------------------------
 TEXAS--11.6%
 Arlington GO Refunding Bonds (AA/Aa)
 $1,270,000               5.20%                           08/15/05                         $1,331,214
 Memorial Villages, TX Water Authority (Aa)
  1,110,000               7.00                            09/01/00                          1,165,211
 Tarrant County Health Facilities Development Corp. (AAA/Aaa)
  1,500,000               5.50                            02/15/03                          1,573,530
-----------------------------------------------------------------------------------------------------
                                                                                           $4,069,955
-----------------------------------------------------------------------------------------------------
 VIRGINIA--5.1%
 Petersburg, VA Hospital Authority RB (A)
 $1,760,000               5.50%                           07/01/99                         $1,800,075
-----------------------------------------------------------------------------------------------------
 WASHINGTON--4.6%
 Washington State Public Power Supply System RB, Series B (AA-/Aa)
 $1,500,000               7.20%                           07/01/02                         $1,615,245
-----------------------------------------------------------------------------------------------------
 WISCONSIN--2.9%
 Oshkosh, WI Water Rev. BANS Series C (MIG1)
 $1,000,000               4.88%                           01/01/00                         $1,005,870

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                         Maturity
   Amount                Rate                             Date                            Value
---------------------------------------------------------------------------------------------------
 DEBT OBLIGATIONS (CONTINUED)
 WYOMING--4.6%
 Uinta County, WY School District Series A (FSA) (AAA/Aaa)
 $1,500,000              6.88%                          06/01/00                       $ 1,597,935
---------------------------------------------------------------------------------------------------
      Total Debt Obligations (Cost $35,077,329)                                        $35,457,368
---------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $35,077,329)(A)                                                                $35,457,368
---------------------------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which
  value exceeds cost                                                                      $385,094
 Gross unrealized loss for investments in which cost
  exceeds value                                                                             (5,055)
---------------------------------------------------------------------------------------------------
 Net unrealized gain                                                                      $380,039
---------------------------------------------------------------------------------------------------

(a) The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

INVESTMENT ABBREVIATIONS:
BANS--Bond Anticipation Notes
BIGI--Bond Investors Guaranty Corporation
COPS--Certificates of Participation
FGIC--Insured by Financial GuarantyInsurance Co.
FSA --Financial Security Assurance Co.
GO  --General Obligation
IDA --Industrial Development Authority
RB  --Revenue Bond
--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE FIXED INCOME FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
INVESTMENT OBJECTIVE

  The Goldman Sachs Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

NEW SHARE CLASSES
  To accommodate different clients' needs and preferences, the fund added three new share classes during the period under review. Class A and B shares opened on May 1, 1997 and C shares opened on August 15, 1997.

PERFORMANCE REVIEW
  During the period under review, the fund's Institutional and Administration shares outperformed the Index. The strongest performing sectors were collateralized mortgage obligations (CMOs) and corporate bonds, which benefited from an accommodative economic environment and high investor demand. The fund's newer share classes -- Class A, B and C -- also recorded positive results. However, the relative returns of these classes lagged because they began operations during the second half of the fiscal year, after most of the gains from corporate, mortgage and emerging market debt had been achieved. In addition, the fund's Service shares recorded a positive return, but trailed the benchmark.
  We are pleased to report that the fund performed well relative to its peers. For the three-year period ended October 31, 1997, the fund's Institutional shares were

PERFORMANCE SUMMARY

                            INSTITUTIONAL ADMINISTRATION  SERVICE   CLASS A*  CLASS B*  CLASS C*
                             (10/31/96-     (10/31/96-   (10/31/96- (5/1/97-  (5/1/97-  (8/15/97-
                              10/31/97)     10/31/97)     10/31/97  10/31/97) 10/31/97) 10/31/97)
                            ------------- -------------- ---------- --------- --------- ---------
  Total Return (based on
   net asset value [NAV])       9.19%          8.92%        8.65%     6.94%     6.63%     2.74%
  Return From Monthly
   Distributions                6.76%          6.50%        6.23%     3.18%     2.78%     1.12%
  Return From Price
   Appreciation                 2.43%          2.42%        2.42%     3.76%     3.85%     1.62%
  Lehman Brothers
   Aggregate Bond Index
   Total Return                 8.89%          8.89%        8.89%     7.07%     7.07%     2.95%
  NAV (as of 10/31/97)         $10.08         $10.07       $10.09    $10.06    $10.09    $10.09
  NAV Change                   +$0.23         +$0.23       +$0.23    +$0.36    +$0.37    +$0.16
  Total Distributions Paid
   Per Share+                   $0.64          $0.62        $0.59     $0.30     $0.27     $0.11


* New share class opened during the period. Performance and NAV change are cumulative from inception date.
+ Dividends are declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.
All performance figures represent past performance and in no way guarantee future results, which will fluctuate as market conditions change. The investment return and principal value of an investment in the fund will fluctuate, and therefore an investor's shares when redeemed may be worth more or less than their original cost. Goldman, Sachs & Co., the distributor of the fund, is not a bank, and fund shares distributed by Goldman, Sachs & Co. are not deposits or obligations of, or endorsed or guaranteed by, any bank or depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
rated four stars (in a universe of 1,338 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/
  The fund also fared well versus its peers in Lipper Analytical Services, Inc.'s intermediate investment-grade debt fund category. For the 12-month period ended October 31, the fund's Institutional and Administration shares both ranked within the top 20% of their peer group (26th and 36th, respectively, out of 195 funds). The fund's Service shares also did well, placing within the top quartile of the Lipper category (44th of 195 funds). (Lipper did not rank the fund's Class A, B and C shares for the 12-month period because they have been in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is no guarantee of future results.)

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES
  During the period, we continued to emphasize securities that are fundamentally good credit quality and/or have relatively limited exposure to interest rate movements, such as seasoned mortgage-backed issues. Within this overall strategy, we actively used our extensive research resources to identify attractive sectors and securities that enabled us to add incremental yield relative to Treasuries.
--------
/1/Source: (C)1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Morningstar ratings apply only to the fund's Institutional shares; the fund's Administration, Service, A, B and C shares have not been rated. The Administration, Service, A, B and C shares are subject to additional fees and expenses, which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1997*

                                 [PIE CHART]

                Emerging Market Debt                     5.0%
                CMOs                                    12.6%
                ABSs                                    13.1%
                U.S. Treasury                           15.7%
                Fixed Rate Mortgage Pass-Throughs       24.8%
                Corporate Bonds                         28.8%


*The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Corporate Bonds. As of October 31, the portfolio held a 28.8% position in corporate bonds, compared with the Index's 19.2% allocation. During the last 12 months, corporate spreads widened significantly, almost entirely due to the sector coming under pressure in October in the wake of the financial turmoil in Asia. However, the fund's investments in the sector benefited its 12-month performance. As is our investment philosophy, we focused on shorter duration bonds than the Index to add incremental yield without significantly increasing overall volatility, and these securities fared well relative to the overall sector. The fund's corporate holdings consisted primarily of financial issues, such as CAPITAL ONE BANK (1.9% of the portfolio as of October 31) and COUNTRYWIDE FUNDING CORP. (1.1%), and industrial issues, such as TIME WARNER INC. (3.1%) and TCI COMMUNICATIONS, INC. (1.0%).

 . Fixed Rate Mortgage Pass-Throughs. The fund held a 24.8% position in fixed rate mortgage pass-throughs at the end of the period, approximately the same weighting as a year earlier. We continued to underweight the sector relative to the Index (29.8%),
---------------------------------------  ---------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE FIXED INCOME FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
as yield spreads narrowed from already tight levels and upside potential appeared limited.
  During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date--usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . U.S. Treasuries. U.S. Treasuries represented 15.7% of the portfolio as of the end of the period. We significantly underweighted Treasuries compared with the Index (43.5%) in favor of "spread" sectors such as corporate bonds and asset-backed securities that offered more compelling return potential.

 . Asset-Backed Securities (ABS). As of October 31, the portfolio was significantly overweighted in ABS securities in relation to the Index, 13.1% versus 1.0%. ABSs continued to perform well during the period, but heavy issuance during the second half of the period caused yield spreads to widen and restrained the sector's relative performance. Within the sector, the fund held primarily credit card receivables (7.5%), with smaller positions in home equity receivables (3.0%) and other receivables (2.6%).

 . CMOs. The fund's CMO weighting was 12.6%, up from 9.8% a year earlier. CMOs appeared increasingly attractive during the period because of diminishing yield-enhancement opportunities in other sectors, such as fixed rate mortgage pass-throughs, where spreads remained tight. Within the sector, 7.9% were sequential-pay/support CMOs, 3.7% were planned amortization class (PAC) CMOs and 1.0% were PAC interest-only (IO) securities.

 . Emerging Market Debt. As of October 31, emerging market debt represented 5.0% of the portfolio. During the period, we controlled the fund's exposure in the sector by stressing high-credit-quality, short-duration bonds. Geographically, most of the sector's holdings were in Latin America, which was attractive because structural and economic reforms in this region are helping strengthen credit fundamentals. Though the fund's investments in emerging market debt contributed to performance during most of the period, the sector more than gave up its gains in October, when financial turmoil in Asia spread to other emerging markets.

 . Duration. During the period, we continued to match the fund's duration to that of the Index, partly through the use of financial futures. Rather than attempting to predict the direction of interest rates, we seek to add incremental return over the Index through our sector weightings, as well as individual security selection. As of October 31, the fund's duration was 4.6 years, in line with the Index (4.4 years).

 . Credit Quality. As of October 31, nearly half of the portfolio was invested in government and agency securities (44.3%), with another 19.1% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.5%), single-A-rated securities (12.1%) and triple-B-rated securities (22.0%).

MARKET OUTLOOK
  Although the economy and interest rate movements continue to appear supportive of the fixed income market, recent volatility emanating from Southeast Asia has altered the sector-to-sector relationships that have persisted through most of the past year.
  In the corporate market, Asia-related uncertainty has put pressure on yield spreads, and the sector may continue to experience selling pressure arising from year-end window dressing. Though we have a somewhat cautious view of corporates, we view the sector's recent

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

underperformance as a potential buying opportunity, particularly for securities with no exposure to Asia. In addition, we expect some spread compression over the next three to six months based on positive company fundamentals.
  The spillover from Asia also caused the spreads of mortgage-backed securities to widen somewhat relative to Treasuries, but the sector generally held up better than corporate and emerging market debt. Therefore, these securities may be less compelling near term than they were previously. In the mortgage pass-through sector, lower coupon pass-throughs underperformed higher coupon pass-throughs during this volatile period and, as a result, currently represent a more attractive risk/return trade-off.
  Similarly, the ABS sector was impacted at the end of the period. Although investors have been buying selectively at these wider yield spread levels, we believe the sector may remain soft through year-end due to heavy issuance and the Asian situation. Finally, we believe that fundamentals remain sound in most of the emerging markets in which the fund has invested. Given a period of recovery and stability in global equity markets, we expect yield spreads in the sector to recover from their recent slide.

/s/ Jonathan A. Beinner
Jonathan A. Beinner

/s/ Richard H. Buckholz
Richard H. Buckholz

/s/ C. Richard Lucy
C. Richard Lucy

/s/ Mark A. Van Wyk
Mark A. Van Wyk

Portfolio Managers
Goldman Sachs Core Fixed Income Fund
November 28, 1997

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE FIXED INCOME FUND
October 31, 1997
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. The performance for each class of the Goldman Sachs Core Fixed Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the appropriate redemption fee and no redemption fee for the Class B and Class C shares), is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                             Institutional Shares

                                    [GRAPH]

                Institutional Shares      Lehman Aggregate
                                                Index
                --------------------      ----------------
5/1/94                50,000                    50,000
10/31/94              48,500                    46,980
10/31/95              56,124                    54,332
10/31/96              59,492                    57,505
10/31/97              64,955                    62,617


                             Administration Shares

                                    [GRAPH]


                Administration Shares      Lehman Aggregate
                                                Index
                ---------------------      ----------------
2/28/96                50,000                    50,000
10/31/96               51,780                    51,870
10/31/97               56,400                    56,480



                                Service Shares

                                    [GRAPH]


                   Service Shares          Lehman Aggregate
                                                Index
                   --------------          ----------------
3/13/96                50,000                    50,000
10/31/96               52,450                    52,470
10/31/97               56,985                    57,140



---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Class A Shares

                                    [GRAPH]

                Class A Shares    Class A Shares     Lehman Aggregate
              (No Sales Charge)  (W/Sales Charge)         Index
              -----------------  ----------------    ---------------
5/1/97             10,000             9,550               10,000
10/31/97           10,694            10,213               10,707



                                Class B Shares

                                    [GRAPH]


                Class B Shares    Class B Shares     Lehman Aggregate
              (No Sales Charge)  (W/Sales Charge)         Index
              -----------------  ----------------    ---------------
5/1/97             10,000            10,000               10,000
10/31/97           10,663            10,163               10,707



                                Class C Shares

                                    [GRAPH]


                Class C Shares    Class C Shares     Lehman Aggregate
              (No Sales Charge)  (W/Sales Charge)         Index
              -----------------  ----------------    ---------------
8/15/97            10,000            10,000               10,000
10/31/97           10,274            10,174               10,295


                                              -------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                              -------------------
                                      ONE YEAR SINCE INCEPTION(A)
               --------------------------------------------------
           Institutional Shares        9.19%         7.08%
               --------------------------------------------------
           Administration Shares       8.92%         7.45%
               --------------------------------------------------
           Service Shares              8.65%         8.31%
               --------------------------------------------------
           Class A Shares, excluding
            sales charge                 N/A         6.94%(b)
               --------------------------------------------------
           Class A Shares, including
            sales charge                 N/A         2.31%(b)
               --------------------------------------------------
           Class B Shares, excluding
            redemption charge            N/A         6.63%(b)
               --------------------------------------------------
           Class B Shares, including
            redemption charge            N/A         1.63%(b)
               --------------------------------------------------
           Class C Shares, excluding
            redemption charge            N/A         2.74%(b)
               --------------------------------------------------
           Class C Shares, including
            redemption charge            N/A         1.74%(b)
               --------------------------------------------------

(a) The Institutional, Administration, Service Class A, Class B and Class C shares commenced operations January 5, 1994, February 28, 1996, March 13, 1996, May 1, 1997, May 1, 1997 and August 15, 1997, respectively.
(b) An aggregate total return (not annualized) is shown instead of an average annual total return since these shares have not completed a full twelve months of operations.
---------------------------------------  ---------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE FIXED INCOME FUND
October 31, 1997
---------------------------------------  ---------------------------------------

  Principal             Interest                         Maturity
   Amount                 Rate                             Date                            Value
---------------------------------------------------------------------------------------------------
 CORPORATE BONDS--27.3%
 FINANCE BONDS--11.2%
 Advanta National Bank U.S.A.
 $   345,000               6.43%                         04/30/98                       $   345,169
 BankAmerica Corp.
     300,000               7.75                          07/15/02                           317,286
 Capital One Bank
     600,000               6.66                          02/03/00                           604,032
     400,000               6.88                          04/24/00                           406,476
     800,000               6.58                          04/17/01                           802,552
     500,000               6.60                          08/20/01                           501,645
 Capital One Financial Corp.
     355,000               7.25                          12/01/03                           360,236
 Conseco, Inc.
     340,000              10.50                          12/15/04                           410,683
     170,000               8.70                          11/15/26                           183,806
 Continental Bank N.A.
     525,000              11.25                          07/01/01                           542,173
 Countrywide Capital Corp.
     325,000               8.05                          06/15/27                           339,037
 Countrywide Funding Corp.
     125,000               6.08                          07/14/99                           125,358
     250,000               8.43                          11/16/99                           261,593
     250,000               7.75                          08/10/01                           263,278
     700,000               6.38                          10/08/02                           705,957
 Ford Capital Corp.
     300,000               9.50                          07/01/01                           330,795
 General Motors Acceptance Corp.
     275,000               7.63                          03/09/98                           276,653
     200,000               7.13                          05/10/00                           204,470
     375,000               9.63                          12/15/01                           417,956
 Meditrust, Inc.
     390,000               7.82                          09/10/26                           420,467
 MIC Finance Trust(f)
     360,000               8.38                          02/01/27                           382,338
 PXRE Capital Trust I
     165,000               8.85                          02/01/27                           180,205
 Sears Roebuck Acceptance Corp.
     500,000               6.93                          10/03/02                           510,400
 Security Pacific Corp.(a)
     995,000              11.50                          11/15/00                         1,137,812
 Signet Banking Corp.
     240,000               9.63                          06/01/99                           252,698

  Principal             Interest                         Maturity
   Amount                 Rate                             Date                            Value
---------------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
 FINANCE BONDS (CONTINUED)
 Taubman Realty Group
 $   480,000               8.00%                         07/30/01                       $   501,998
 Washington Real Estate Investment Trust
     120,000               7.13                          08/13/03                           123,164
---------------------------------------------------------------------------------------------------
                                                                                        $10,908,237
---------------------------------------------------------------------------------------------------
 INDUSTRIAL BONDS--14.5%
 360 Communications Co.
 $   525,000               7.13%                         03/01/03                       $   531,536
 Comcast Cable Communications
     400,000               8.13                          05/01/04                           432,112
 Continental Airlines, Inc.
     339,989               7.75                          07/02/14                           367,487
     553,994               8.56                          07/02/14                           621,554
 Edison Mission Energy Funding Corp.(f)
     161,128               6.77                          09/15/03                           163,191
 Global Marine, Inc.
     490,000              12.75                          12/15/99                           505,313
 Harrahs Oper, Inc.
     300,000               8.75                          03/15/00                           308,250
 Hertz Corp.
     200,000               6.00                          01/15/03                           197,192
     500,000               7.00                          07/15/03                           513,845
 Liberty Property LP
     340,000               7.10                          08/15/04                           347,579
 Manor Care, Inc.
     350,000               9.50                          11/15/02                           364,000
 Northwest Airlines Corp.
     158,915               8.26                          03/10/06                           170,605
     564,827               8.97                          01/02/15                           615,430
 RJR Nabisco Inc.
     375,000               8.00                          07/15/01                           387,443
     550,000               8.63                          12/01/02                           585,866
 Sci Television, Inc.
     700,000              11.00                          06/30/05                           740,250
 TCI Communications, Inc.
     560,000               8.00                          08/01/05                           593,034
     275,000               6.82                          09/15/10                           276,306
     290,000               8.75                          08/01/15                           319,017

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Principal             Interest                         Maturity
   Amount                 Rate                             Date                            Value
---------------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
 INDUSTRIAL BONDS (CONTINUED)
 Tele-Communications, Inc.
 $   100,000               7.13%                         02/02/98                       $   100,176
     300,000               8.25                          01/15/03                           318,423
 Time Warner, Inc.
   1,650,000               7.95                          02/01/00                         1,704,830
   1,350,000               9.63                          05/01/02                         1,509,773
     400,000               7.98                          08/15/04                           424,560
 U.S. Airways Inc.
     546,412               6.76                          04/15/08                           556,099
 USI American Holdings
     150,000               7.25                          12/01/06                           154,859
 Viacom, Inc.
     500,000               6.75                          01/15/03                           489,500
 Worldcom, Inc.
     300,000               9.38                          01/15/04                           319,518
     450,000               8.88                          01/15/06                           490,820
---------------------------------------------------------------------------------------------------
                                                                                        $14,108,568
---------------------------------------------------------------------------------------------------
 UTILITY BONDS--1.6%
 California Energy, Inc.
 $   735,000              10.25%                         01/15/04                       $   805,237
 Central Maine Power Co.
     330,000               7.45                          08/30/99                           333,752
 Salton Sea Funding
     472,907               7.02                          05/30/00                           476,705
---------------------------------------------------------------------------------------------------
                                                                                        $ 1,615,694
---------------------------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS (COST $26,055,654)                                               $26,632,499
---------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--13.7%
 AFC Series 1997-1, Class A
 $   958,488               5.88%                         07/25/27                       $   955,190
 Airplanes Pass Through Trust Series 1, Class C
     155,000               8.15                          03/15/19                           164,081
 Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     129,808               5.80                          06/15/02                           129,604
 Discover Card Master Trust 1996-4, Class A(a)
   1,910,000               6.00                          10/16/13                         1,932,080
 Discover Card Master Trust 1996-4, Class B
   1,100,000               6.18                          10/16/13                         1,103,091

 Principal             Interest                         Maturity
   Amount                Rate                             Date                            Value
--------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES (CONTINUED)
 DVI Equipment Lease Trust Series 1996-1, Class A(f)
 $  882,127               6.55%                         07/10/04                       $   889,025
 EQCC Home Equity Loan Trust Series 1997-3, Class A
  1,829,645               5.80                          11/15/28                         1,829,645
 General Motors Acceptance Corp. Series 1995, Class A
     45,590               7.15                          03/15/00                            45,860
 General Motors Acceptance Corp. Series 1997-C1, Class A3
  1,000,000               6.87                          08/15/07                         1,042,460
 H + T Master Trust(f)
    550,000               8.06                          08/15/02                           549,483
 MBNA Credit Card Master Trust
  1,750,000               5.88                          04/15/09                         1,745,065
 Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    182,886               6.85                          06/15/01                           185,774
 Premier Auto Trust Series 1995-1, Class A5
     15,449               7.90                          05/04/99                            15,473
 Sears Credit Account Master Trust, Series 1996-1, Class A
    680,000               6.20                          02/16/06                           679,572
 Sears Credit Account Master Trust, Series 1995-2, Class A
    550,000               8.10                          06/15/04                           569,074
 Sears Credit Card Master Trust, Series 1995-3, Class A
    300,000               7.00                          10/15/04                           305,718
 Standard Credit Card Master Trust, Series 1994-4, Class A
    680,000               8.25                          11/07/03                           726,961
 World Financial Tower B Series 1996, Class B
    495,732               6.91                          09/01/13                           513,995
--------------------------------------------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES (COST $13,331,331)                                      $13,382,151
--------------------------------------------------------------------------------------------------
 EMERGING MARKET DEBT--4.8%
 Bancoldex
 $  490,000               8.63%                         06/02/00                       $   507,929
 Bridas Corp.
    110,000              12.50                          11/15/99                           117,700
    120,000              12.50                          06/10/03                           147,590
 Corp. Andina de Fomento
    500,000               6.63                          10/14/98                           502,240
 Empresa Columbiana de Petroleos
  1,040,000               7.25                          07/08/98                         1,045,647
 Financiera Energy Nacional(f)
    400,000               9.38                          06/15/06                           436,440

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE FIXED INCOME FUND (continued)
October 31, 1997
---------------------------------------  ---------------------------------------

 Principal            Interest                         Maturity
   Amount               Rate                             Date                            Value
-------------------------------------------------------------------------------------------------
 EMERGING MARKET DEBT (CONTINUED)
 Instituto de Fomento Industrial
 $   90,000              8.38%                       07/29/01                         $    93,803
 Perez Companc
    510,000              9.00                        01/30/04                             543,941
 Republic of Colombia
     30,000              7.12                        05/11/98                              30,117
 Republic of Croatia(f)
    310,000              7.00                        02/27/02                             308,081
 Sampoerna International Finance Co.(f)
    200,000              8.38                        06/15/06                             188,146
 YPF Sociedad Anonima
    585,602              7.50                        10/26/02                             598,778
    109,536              7.00                        10/26/02                             111,785
-------------------------------------------------------------------------------------------------
 TOTAL EMERGING MARKET DEBT
  (COST $4,600,060)                                                                   $ 4,632,197
-------------------------------------------------------------------------------------------------
 GOVERNMENT BONDS--0.6%
 Province of Quebec
 $  520,000             13.25%                       09/15/14                         $   605,956
-------------------------------------------------------------------------------------------------
 TOTAL GOVERNMENT BONDS
  (COST $651,597)                                                                     $   605,956
-------------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS--35.7%
 Asset Securitization Corp. Series 4, Class A
 $  900,000              7.49%                       04/14/27                         $   969,398
 Collateralized Mortgage Obligation Trust Series 63, Class Z
    943,625              9.00                        10/20/20                           1,027,957
 Federal Home Loan Mortgage Corp. (FHLMC)
  1,000,000              6.35                        03/25/18                           1,004,680
  1,000,000              7.00                        TBA-15 Yr(b)                       1,014,060
  1,000,000              6.50                        TBA-15 Yr(b)                         999,680
  2,500,000              7.50                        TBA-30 Yr(b)                       2,556,250
 Federal Home Loan Mortgage Corp. Series 21, Class Z
    496,200              5.40                        05/25/16                             485,964
 Federal National Mortgage Association (FNMA)
  1,997,933              6.50                        11/01/26                           1,967,345
  2,000,000              6.50                        TBA-7 Yr(b)                        2,004,360
  1,000,000              7.50                        TBA-15 Yr(b)                       1,025,620
  6,000,000              7.00                        TBA-30-Yr(b)                       6,018,720
 First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
    600,000              7.30                        12/18/06                             633,703

 Principal              Interest                     Maturity
   Amount                 Rate                         Date                            Value
-----------------------------------------------------------------------------------------------
 MORTGAGE BACKED OBLIGATIONS (CONTINUED)
 FNMA Remic Trust Series 1997-70, Class AB
 $1,250,000               6.50%                      09/25/22                       $ 1,244,125
 FNMA Remic Trust Series 31, Class PJ
    750,000               6.55                       10/25/20                           758,670
 GE Capital Mortgage Services, Inc. Series 1994-17, Class A10(a)
  2,000,000               7.00                       05/25/24                         1,926,860
 Government National Mortgage Association (GNMA)
    309,342               8.00                       02/15/17                           325,174
     27,346               7.00                       11/15/22                            27,590
    350,954               7.00                       12/15/22                           354,134
    592,628               7.00                       12/15/22                           597,997
    172,753               7.00                       01/15/23                           174,209
    747,912               7.50                       03/15/23                           767,072
    737,159               7.00                       05/15/23                           743,373
    113,223               7.50                       08/15/23                           116,124
     36,858               7.00                       11/15/23                            37,168
  2,000,000               7.00                       TBA-30 Yr(b)                     2,011,240
  3,000,000               7.50                       TBA-30 Yr(b)                     3,067,500
 JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
  1,000,000               7.32                       12/26/28                         1,045,625
 Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
    900,000               7.46                       05/15/06                           943,313
 Prudential Home Mortgage Securities Corp. 1992-39 A8
  1,000,000               7.23                       12/25/07                           933,310
-----------------------------------------------------------------------------------------------
 TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $34,183,128)                                                                $34,781,221
-----------------------------------------------------------------------------------------------
 SOVEREIGN CREDIT--0.4%
 State of Israel
 $  370,000               6.38%                      12/15/05                       $   363,177
-----------------------------------------------------------------------------------------------
 TOTAL SOVEREIGN CREDIT
  (COST $347,343)                                                                   $   363,177
-----------------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS--15.5%
 United States Treasury Bonds
 $1,800,000               7.50%                      11/15/16                       $ 2,059,596
  1,600,000               8.75                       05/15/20                         2,086,000
  1,400,000               7.88                       02/15/21                         1,680,224
  1,740,000(a)            7.63                       02/15/25                         2,060,264
 United States Treasury Interest-Only Stripped Securities(c)
  2,250,000               6.14                       08/15/09                         1,103,985
    350,000               6.20                       11/15/10                           158,235

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Principal               Interest                     Maturity
    Amount                  Rate                         Date                        Value
----------------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS (CONTINUED)
 United States Treasury Notes
 $  1,750,000               6.88%                      08/31/99                   $  1,786,645
    1,530,000(a)            5.63                       11/30/00                      1,525,456
 United States Treasury Principal-Only Stripped Securities(d)
       40,000               4.59                       11/15/97                         39,928
    1,900,000               5.86                       11/15/04                      1,260,137
    5,730,000               6.35                       05/15/20                      1,396,344
----------------------------------------------------------------------------------------------
 TOTAL U.S. TREASURY OBLIGATIONS
  (COST $14,136,252)                                                              $ 15,156,814
----------------------------------------------------------------------------------------------
 YANKEE BONDS--0.3%
 Korea Electric Power
 $    260,512               7.40%                      04/01/16                   $    280,113
----------------------------------------------------------------------------------------------
 TOTAL YANKEE BONDS
  (COST $251,907)                                                                 $    280,113
----------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT--23.6%
 Joint Repurchase Agreement Account(a)
 $ 23,000,000               5.76%                      11/03/97                   $ 23,000,000
----------------------------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT (COST $23,000,000)                                    $ 23,000,000
----------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS (COST $116,557,272(E))                                         $118,834,128
----------------------------------------------------------------------------------------------

Futures contracts open at October 31, 1997 are as follows:

                             Number of
                             Contracts  Settlement   Unrealized
           Type               Long(g)      Month        Gain
---------------------------  --------- ------------- ----------
Euro Dollars                      8    March 1998     $ 7,100
Euro Dollars                      5    June 1998        7,687
Euro Dollars                     13    December 1997   10,838
U.S. 20 Year Long Term Bond      12    December 1997   67,243
                                                      -------
                                                      $92,878
---------------------------------------------------------------

FEDERAL INCOME TAX
INFORMATION:
Gross unrealized
 gain for
 investments in
 which value
 exceeds cost     $2,430,736
Gross unrealized
 loss for
 investments in
 which cost
 exceeds value      (154,123)
-----------------------------
Net unrealized
 gain             $2,276,613
-----------------------------

(a) Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
(b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the coupon rate due to the amortization of related premiums.
(d) The interest rate disclosed for these securities represents effective yields to maturity.
(e) The aggregate cost for federal income tax purposes is $116,557,515.
(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,916,704, as of October 31, 1997.
(g) Each Euro Dollar contract represents $1,000,000 in notional par value. Each U.S. 20 Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $27,200,000 and $7,547,450, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------- ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust-Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

                           ADJUSTABLE      SHORT         SHORT
                              RATE        DURATION     DURATION     CORE FIXED
                           GOVERNMENT    GOVERNMENT    TAX-FREE       INCOME
                              FUND          FUND         FUND          FUND
                          -----------------------------------------------------
ASSETS:
Investments in
 securities, at value
 (cost $499,416,127,
 $119,444,006,
 $35,077,329 and
 $116,557,272)            $502,491,257  $120,630,286  $35,457,368  $118,834,128
Cash, at value               1,002,701        48,600      100,138       101,219
Receivables:
 Investment securities
  sold                         481,728            --           --    11,510,991
 Interest                    6,932,682     1,239,579      492,577     1,200,720
 Forward foreign
  currency exchange
  contracts                         --            --           --        28,856
 Fund shares sold            1,193,824       291,539       63,759     2,590,249
 Variation margin                   --            --           --         3,750
 Foreign tax withheld               --            --           --        11,701
Deferred organization
 expenses, net                      --            --           --        28,857
Other assets                   144,366       168,332      106,594       106,187
--------------------------------------------------------------------------------
 Total assets              512,246,558   122,378,336   36,220,436   134,416,658
--------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Dividends                   1,140,745       122,452       20,503        81,756
 Investment securities
  purchased                         --            --    1,029,971    32,185,322
 Fund shares repurchased       753,042     3,572,776        3,580     4,539,342
 Management fees               175,884        38,181       10,743        34,029
 Authorized dealer
  service fees                  28,171         3,946        1,807         4,380
 Transfer agent fees            38,225        35,000       25,000        29,000
 Variation margin               23,556        16,631           --            --
Accrued expenses and
 other liabilities              44,038        35,415       48,967        39,948
--------------------------------------------------------------------------------
 Total liabilities           2,203,661     3,824,401    1,140,571    36,913,777
--------------------------------------------------------------------------------
NET ASSETS:
Paid in capital            559,794,391   131,211,275   38,514,053    94,565,068
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income          (3,387,447)      693,874      110,881        91,922
Accumulated net realized
 gain (loss) on
 investment transactions   (49,005,224)  (14,496,297)  (3,925,108)      496,568
Accumulated net realized
 foreign currency loss              --            --           --       (20,743)
Net unrealized gain on
 investments and futures     2,641,177     1,145,083      380,039     2,370,066
--------------------------------------------------------------------------------
 Net assets               $510,042,897  $118,553,935  $35,079,865  $ 97,502,881
--------------------------------------------------------------------------------
NET ASSET VALUE,
 OFFERING AND REDEMPTION
 PRICE PER SHARE:(A)
Institutional                    $9.88         $9.86       $10.07        $10.08
Administration                   $9.88         $9.89       $10.07        $10.07
Service                          $9.88         $9.86       $10.07        $10.09
Class A                          $9.88         $9.88       $10.08        $10.06
Class B                             --         $9.86       $10.08        $10.09
Class C                             --         $9.86       $10.07        $10.09
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
Institutional               46,911,214    10,515,184    2,860,956     7,858,088
Administration                 282,644       107,210        7,675       612,842
Service                         35,020       338,434      203,593       185,166
Class A                      4,390,774       960,218      398,986       927,888
Class B                             --        75,741       10,529        61,503
Class C                             --        19,318          160        27,004
--------------------------------------------------------------------------------
Total shares
 outstanding, $.001 par
 value (unlimited number
 of shares authorized)      51,619,652    12,016,105    3,481,899     9,672,491
--------------------------------------------------------------------------------

(a) Maximum public offering price per share for Class A shares is $10.03
    (NAV x 1.0152), $10.08 (NAV x 1.0205), $10.29 (NAV x 1.0205) and $10.53
    (NAV x 1.0467) for Adjustable Rate Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                ADJUSTABLE     SHORT       SHORT
                                   RATE       DURATION    DURATION   CORE FIXED
                                GOVERNMENT   GOVERNMENT   TAX-FREE     INCOME
                                   FUND         FUND        FUND        FUND
                                -----------------------------------------------
INVESTMENT INCOME:
Interest(a)                     $37,092,868  $7,267,514  $1,667,490  $5,835,747
--------------------------------------------------------------------------------
  TOTAL INCOME                   37,092,868   7,267,514   1,667,490   5,835,747
--------------------------------------------------------------------------------
EXPENSES:
Management fees                   2,293,118     528,290     144,157     334,580
Distribution fees                    81,928       5,496       2,562       5,597
Authorized dealer service fees       81,928       4,313       2,430       4,832
Administration fees                   9,699       3,203         222      14,647
Service share fees                      292      12,087       6,435       6,207
Custodian fees                      142,225      78,176      61,325      99,826
Transfer agent fees                 272,449      77,989      61,185      85,882
Professional fees                    61,689      61,175      60,977      59,491
Registration fees                    63,360      60,298      59,192      59,746
Amortization of deferred
 organization expenses                   --          --      20,748      24,495
Trustee fees                         11,603       2,008         669       1,562
Other                               141,714      59,471      37,171      27,023
--------------------------------------------------------------------------------
  TOTAL EXPENSES                  3,160,005     892,506     457,073     723,888
  LESS--EXPENSES REIMBURSABLE
   AND FEES WAIVED BY GOLDMAN
   SACHS                           (273,667)   (395,037)   (284,692)   (315,780)
--------------------------------------------------------------------------------
  NET EXPENSES                    2,886,338     497,469     172,381     408,108
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME          34,206,530   6,770,045   1,495,109   5,427,639
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS,
 FUTURES AND FOREIGN CURRENCY
 TRANSACTIONS:
Net realized gain (loss) from:
 Investment transactions            992,797     425,241     188,340     757,880
 Futures transactions              (915,851)   (379,727)     26,421     (25,706)
Net change in unrealized gain
 (loss) on:
 Investments                      3,836,966     559,084     177,615   1,445,461
 Futures                           (577,907)    (74,078)         --      (5,006)
--------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENT, FUTURES
   AND FOREIGN CURRENCY
   TRANSACTIONS                   3,336,005     530,520     392,376   2,172,629
--------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $37,542,535  $7,300,565  $1,887,485  $7,600,268
--------------------------------------------------------------------------------

(a)Net of $3,396 in foreign withholding tax for the Core Fixed Income Fund.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                           ADJUSTABLE       SHORT         SHORT
                              RATE         DURATION      DURATION
                           GOVERNMENT     GOVERNMENT     TAX-FREE     CORE FIXED
                              FUND           FUND          FUND      INCOME FUND
                          -------------------------------------------------------
FROM OPERATIONS:
Net investment income     $  34,206,530  $  6,770,045  $  1,495,109  $  5,427,639
Net realized gain from
 investment and futures
 transactions                    76,946        45,514       214,761       732,174
Net change in unrealized
 gain (loss) on
 investments and futures      3,259,059       485,006       177,615     1,440,455
----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations                37,542,535     7,300,565     1,887,485     7,600,268
----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
 Institutional Shares       (32,067,893)   (6,559,922)   (1,407,585)   (4,853,239)
 Administration Shares         (222,274)      (79,521)       (3,501)     (365,897)
 Service Shares                  (3,287)     (145,168)      (47,115)      (74,035)
 Class A                     (1,858,740)      (85,889)      (36,026)     (107,876)
 Class B                             --       (12,146)         (864)       (7,255)
 Class C                             --          (632)          (18)         (778)
----------------------------------------------------------------------------------
  Total distributions to
   shareholders             (34,152,194)   (6,883,278)   (1,495,109)   (5,409,080)
----------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales
 of shares                  398,400,844    61,888,188    28,091,361    38,830,106
Reinvestment of
 dividends and
 distributions               20,070,536     4,611,022     1,232,957     4,813,853
Cost of shares
 repurchased               (539,487,702)  (50,380,123)  (30,193,481)  (21,476,685)
----------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   share transactions      (121,016,322)   16,119,087      (869,163)   22,167,274
----------------------------------------------------------------------------------
  Total increase
   (decrease)              (117,625,981)   16,536,374      (476,787)   24,358,462
NET ASSETS:
Beginning of year         $ 627,668,878  $102,017,561  $ 35,556,652  $ 73,144,419
----------------------------------------------------------------------------------
End of year               $ 510,042,897  $118,553,935  $ 35,079,865  $ 97,502,881
----------------------------------------------------------------------------------
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income        $  (3,387,447) $    693,874  $    110,811  $     91,922
----------------------------------------------------------------------------------
SUMMARY OF SHARE
 TRANSACTIONS:
Shares sold                  40,410,416     6,299,174     2,811,858     3,921,467
Reinvestment of
 dividends and
 distributions                2,035,282       470,422       123,190       488,221
Shares repurchased          (54,710,526)   (5,133,401)   (3,022,098)   (2,159,541)
----------------------------------------------------------------------------------
Net increase (decrease)
 in shares outstanding      (12,264,828)    1,636,195       (87,050)    2,250,147
----------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

                           ADJUSTABLE      SHORT         SHORT
                              RATE        DURATION     DURATION
                           GOVERNMENT    GOVERNMENT    TAX-FREE    CORE FIXED
                              FUND          FUND         FUND      INCOME FUND
                          ----------------------------------------------------
FROM OPERATIONS:
Net investment income     $ 37,031,818  $  6,604,446  $ 1,786,304  $ 4,013,477
Net realized gain (loss)
 from investment and
 futures transactions       (2,502,624)     (567,819)     331,638     (253,420)
Net change in unrealized
 gain (loss) on
 investments and futures     7,711,106       619,618     (396,071)     (75,350)
-------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations               42,240,300     6,656,245    1,721,871    3,684,707
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
 Institutional shares      (36,233,589)   (6,561,519)  (1,766,892)  (4,019,797)
 Administration shares        (220,450)       (2,548)      (2,032)     (19,144)
 Service shares                     --       (14,792)     (17,380)      (5,349)
 Class A shares               (577,779)           --           --           --
In excess of net
 investment income
 Institutional shares       (1,304,006)           --           --           --
 Administration shares          (7,930)           --           --           --
 Class A shares                (20,794)           --           --           --
Net realized gain (loss)
 on investment, and
 future transactions
 Institutional shares               --            --           --     (450,016)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders            (38,364,548)   (6,578,859)  (1,786,304)  (4,494,306)
-------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales
 of shares                 406,586,374    42,019,441   22,248,684   21,976,567
Reinvestment of
 dividends and
 distributions              18,181,648     4,153,816    1,401,492    4,315,748
Cost of shares
 repurchased              (477,107,914)  (47,993,112) (46,918,400)  (7,840,575)
-------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   share transactions      (52,339,892)   (1,819,855) (23,268,224)  18,451,740
-------------------------------------------------------------------------------
  Total increase
   (decrease)              (48,464,140)   (1,742,469) (23,332,657)  17,642,141
NET ASSETS:
Beginning of year         $676,133,018  $103,760,030  $58,889,309  $55,502,278
-------------------------------------------------------------------------------
End of year               $627,668,878  $102,017,561  $35,556,652  $73,144,419
-------------------------------------------------------------------------------
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income        $ (3,441,783) $    770,624  $    90,133  $    33,551
-------------------------------------------------------------------------------
SUMMARY OF SHARE
 TRANSACTIONS:
Shares sold                 41,534,978     4,293,467    2,233,482    2,244,430
Reinvestment of
 dividends and
 distributions               1,856,783       424,274      140,950      439,299
Shares repurchased         (48,741,470)   (4,905,357)  (4,727,959)    (811,075)
-------------------------------------------------------------------------------
Net increase (decrease)
 in shares outstanding      (5,349,709)     (187,616)  (2,353,527)   1,872,654
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
1. ORGANIZATION
Goldman Sachs Trust (the "Trust") is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. Included in this report are the financial statements for the Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and Goldman Sachs Core Fixed Income Fund (Core Fixed Income), collectively, "the Funds" or individually a "Fund". Short Duration Government, Short Duration Tax-Free and Core Fixed Income are diversified portfolios of the Trust offering six classes of shares-- Institutional shares, Administration shares, Service shares, Class A shares, Class B shares and Class C shares. The Adjustable Rate Government Fund is a diversified portfolio of the Trust offering four classes of shares-- Institutional, Administration, Service and Class A shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts of certain of the funds.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for Short Duration Tax-Free. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income.

C. Foreign Currency Translations
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis:

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
(i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
  Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
Core Fixed Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
The Funds, with the exception of Short Duration Tax-Free, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Futures Contracts
The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income) or to seek to increase total return.
  Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of futures contract to buy. Gains and losses are reported in the Statement of Operations.
  The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
the effectiveness of the Funds' hedging strategies and potentially result in a loss.

G. Deferred Organization Expenses
Organization-related costs are being amortized on a straight-line basis over a period of five years.

H. Expenses
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.
  Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. Shareholders of Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

I. Federal Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.
  The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
  The Funds, at their most recent tax year-ends (October 31, 1997 for Core Fixed Income and December 31, 1996 for Adjustable Rate Government, Short Duration Government and Short Duration Tax-Free) had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                         YEARS OF
FUND                          AMOUNT    EXPIRATION
--------------------------  ----------- ----------
Adjustable Rate Government  $49,069,000 2000-2004
Short Duration Government   $14,144,000 2002-2004
Short Duration Tax-Free     $ 4,058,000 2002-2003

  These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3. AGREEMENTS
  Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Adjustable Rate Government and Short Duration Government pursuant to the Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for Short Duration Tax-Free and Core Fixed Income pursuant to the Agreements. Under the Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of Adjustable Rate Government, Short Duration Tax-Free and Core Fixed Income and .50% of average daily net assets of Short Duration Government. Until further notice, GSFM has voluntarily agreed not to impose
 .10% of its fee for Short Duration Government.
  The adviser has voluntarily agreed to limit certain of the Funds' expenses, with the exception of the Adjustable Rate Government Fund, (excluding management fees, taxes, interest, brokerage, litigation, Administrative and Service Share fees, indemnification and other

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
extraordinary expenses and with respect to Class A, Class B and Class C shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05%, per annum of each Fund's average daily net assets.
  Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of Class A, Class B and Class C shares. During the year ended October 31, 1997, Goldman Sachs retained approximately $156,000, $63,000, $6,000 and $14,000 of sales load related to Class A shares of Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income, respectively. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
  The Trust, on behalf of the Funds, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A, Class B and Class C shares. Class B and Class C shares are not applicable for the Adjustable Rate
Government Fund. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares and .75% of the average daily net assets of the Class B and Class C shares. Currently, Goldman Sachs has agreed to voluntarily waive the distribution fee relating to the Class A shares and .15% relating to the Class B shares of Short Duration Government and Short Duration Tax-Free.
  The Trust has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Funds pay a fee under the Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Class B and Class C shares are not applicable for the Adjustable Rate
Government Fund.
  For the year ended October 31, 1997, the advisers and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):


                              Waivers
                             ---------
                                                 Reimburse-
                              Class A Reimburse-    ment
        Fund       Management  12b-1     ment    Outstanding
------------------------------------------------------------
  Adjustable Rate
   Government          --       $82      $192        --
  Short Duration
   Government         $106        4       285         99
  Short Duration
   Tax-Free            --         3       282         85
  Core Fixed
   Income              --         5       311         94


  For the year ended October 31, 1997, Adjustable Rate Government, Short Duration Government, and Core Fixed Income incurred commission expenses of approximately $61,000, $19,000, and $3,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1997, Adjustable Rate Government and Short Duration Government had approximately $24,000 and $17,000, respectively, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $12,000 relating to variation margin was due to Core Fixed Income from Goldman Sachs.

4. LINE OF CREDIT FACILITY
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1997, the Funds did not have any borrowings under this facility.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

5. INVESTMENT TRANSACTIONS
Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1997, were as follows:

-------------------------------------------------------------------------------
                               ADJUSTABLE     SHORT       SHORT
                                  RATE       DURATION    DURATION   CORE FIXED
                               GOVERNMENT   GOVERNMENT   TAX-FREE     INCOME
-------------------------------------------------------------------------------
Purchases of U.S. Government
 and agency obligations       $258,673,340 $119,545,404 $      --  $266,525,624
-------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and agency
 obligations)                          --           --  69,946,385   48,122,767
-------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and agency
 obligations                   372,612,281  105,651,126        --   261,448,104
-------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S. Government
 and agency obligations)               --           --  69,512,138   30,638,111
-------------------------------------------------------------------------------

  At October 31, 1997, Core Fixed Income had recorded a receivable for forward foreign currency exchange contracts which were closed but not settled of $28,856.

6. ADMINISTRATION AND SERVICE PLANS
The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

7. REPURCHASE AGREEMENTS
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. JOINT REPURCHASE AGREEMENT ACCOUNT
The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1997, Adjustable Rate Government, Short Duration Government and Core Fixed Income had undivided interests in the repurchase agreements in the following joint account which equaled $6,500,000, $4,700,000 and $23,000,000 respectively, in principal amount.
  As of October 31, 1997, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, interest rate and maturity data) were as follows:

---------------------------------------------------------------------------------------------------
 PRINCIPAL               INTEREST                       MATURITY                        AMORTIZED
   AMOUNT                  RATE                           DATE                             COST
---------------------------------------------------------------------------------------------------
Bear Stearns & Co., dated October 31, 1997, repurchase price $300,144,250
 (total collateral value $309,849,518 consisting of FHLMC: 6.50%, 12/01/23;
 FNMA: 6.00%, 6/01/11; GNMA: 7.00%-8.00%, 2/15/25-10/15/27)
$300,000,000              5.77%                         11/30/97                       $300,000,000
Lehman Brothers, Inc., dated October 31, 1997, repurchase price $241,215,728
 (total collateral value $245,922,019 consisting of FHLMC: 6.50%-10.25%,
 3/01/01-10/01/27; FNMA: 6.00%-11.25%, 11/01/01-10/01/27)
$241,100,000              5.76%                         11/03/97                       $241,100,000
Nomura Securities International, Inc., dated October 31, 1997, repurchase price $200,096,167 (total collateral value $204,000,900 consisting of
 FHLMC: 6.02%-7.53%, 9/25/00-8/21/07; FNMA: 6.11%-7.73%, 6/22/99-2/07/07;
 U.S. Treasury Note: 5.75%-9.00%, 5/15/98-2/15/07; U.S. Treasury Principal
 Only Stripped Security: 5/15/00)
$200,000,000              5.77%                         11/03/97                       $200,000,000
Nomura Securities International, Inc., dated October 31, 1997, repurchase price $100,047,500 (total collateral value $102,000,449 consisting of
 FHLMC: 6.02%-7.53%, 9/25/00-8/21/07; FNMA: 6.11%-7.73%, 6/22/99-2/07/07;
 U.S. Treasury Note: 5.75%-9.00%, 5/15/98-2/15/07; U.S. Treasury Principal
 Only Stripped Security: 5/15/00)
$100,000,000              5.70%                         11/03/97                       $100,000,000
---------------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                               $841,100,000
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

9. CERTAIN RECLASSIFICATIONS
In accordance with Statement of Position 93-2, Short Duration Government, Short Duration Tax-Free, and Core Fixed Income have reclassified $36,483, $20,748, and $24,095, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, Core Fixed Income has reclassified $15,717 from accumulated net realized gain to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

10. OTHER MATTERS
As of October 31, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 33% of the outstanding shares of the Short Duration Government Fund.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1997
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
11. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 1997 is as follows:

                 Adjustable Rate Government    Short Duration Government   Short Duration Tax-Free      Core Fixed Income
------------------------------------------------------------------------------------------------------------------------------
                    Shares        Dollars        Shares        Dollars       Shares      Dollars       Shares      Dollars
                  -----------------------------------------------------------------------------------------------------
INSTITUTIONAL
 SHARES
Shares sold        32,562,840  $  321,007,102    4,524,108  $  44,408,312   1,897,550  $ 18,922,030   1,146,499  $ 11,325,306
Reinvestment of
 dividends and
 distributions      1,830,181      18,045,430      440,142      4,313,493     115,179     1,152,524     450,657     4,441,709
Shares
 repurchased      (49,889,214)   (491,883,845)  (4,617,947)   (45,299,315) (2,646,181)  (26,425,414) (1,051,390)  (10,391,058)
                  -----------------------------------------------------------------------------------------------------
                  (15,496,193)   (152,831,313)     346,303      3,422,490    (633,452)   (6,350,860)    545,766     5,375,957
                  -----------------------------------------------------------------------------------------------------
ADMINISTRATION
 SHARES
Shares sold           209,261       2,063,528      325,429      3,199,356      33,608       336,065   1,366,455    13,474,489
Reinvestment of
 dividends and
 distributions         10,639         104,909        6,605         64,920         281         2,813      19,189       189,462
Shares
 repurchased         (322,994)     (3,190,328)    (250,361)    (2,471,239)    (31,059)     (312,126)   (844,042)   (8,441,000)
                  -----------------------------------------------------------------------------------------------------
                     (103,094)     (1,021,891)      81,673        793,037       2,830        26,752     541,602     5,222,951
                  -----------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold            48,034         474,470      191,963      1,881,964     373,847     3,741,754     204,087     2,016,094
Reinvestment of
 dividends and
 distributions            199           1,965       14,820        145,231       4,184        41,937       7,480        73,981
Shares
 repurchased          (13,213)       (130,485)     (53,841)      (527,404)   (244,134)   (2,443,102)    (65,183)     (648,610)
                  -----------------------------------------------------------------------------------------------------
                       35,020         345,950      152,942      1,499,791     133,897     1,340,589     146,384     1,441,465
                  -----------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold         7,590,281      74,855,744    1,141,319     11,256,436     492,769     4,950,140   1,104,533    11,020,182
Reinvestment of
 dividends and
 distributions        194,263       1,918,232        8,343         82,332       3,459        34,811      10,252       102,270
Shares
 repurchased       (4,485,105)    (44,283,044)    (189,444)    (1,867,761)    (97,242)     (977,758)   (186,897)   (1,876,109)
                  -----------------------------------------------------------------------------------------------------
                    3,299,439      32,490,932      960,218      9,471,007     398,986     4,007,193     927,888     9,246,343
                  -----------------------------------------------------------------------------------------------------
CLASS B SHARES
Shares sold               --              --        95,322        934,856      11,933       119,768      71,697       712,089
Reinvestment of
 dividends and
 distributions            --              --           449          4,421          86           861         635         6,353
Shares
 repurchased              --              --       (20,030)      (196,887)     (1,490)      (15,000)    (10,829)     (107,884)
                  -----------------------------------------------------------------------------------------------------
                          --              --        75,741        742,390      10,529       105,629      61,503       610,558
                  -----------------------------------------------------------------------------------------------------
CLASS C SHARES
Shares sold               --              --        21,033        207,264       2,151        21,604      28,196       281,946
Reinvestment of
 dividends and
 distributions            --              --            63            625           1            10           8            78
Shares
 repurchased              --              --        (1,778)       (17,517)     (1,992)      (20,080)     (1,200)      (12,024)
                  -----------------------------------------------------------------------------------------------------
                          --              --        19,318        190,372         160         1,534      27,004       270,000
                  -----------------------------------------------------------------------------------------------------
Net increase
 (decrease)       (12,264,828) $ (121,016,322)   1,636,195  $  16,119,087     (87,050) $   (869,163)  2,250,147  $ 22,167,274
                  -----------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

Share activity for the year ended October 31, 1996 is as follows:

                 Adjustable Rate Government   Short Duration Government    Short Duration Tax-Free     Core Fixed Income
----------------------------------------------------------------------------------------------------------------------------
                    Shares        Dollars        Shares        Dollars       Shares      Dollars      Shares      Dollars
                     ------------------------------------------------------------------------------------------------
INSTITUTIONAL
 SHARES
Shares sold        39,981,299  $ 391,363,204     4,072,082  $  39,855,638   2,085,253  $ 20,777,050  2,094,833  $20,524,422
Reinvestment of
 dividends and
 distributions      1,780,288     17,432,484       422,559      4,137,041     139,126     1,383,351    436,903    4,292,533
Shares
 repurchased      (46,666,343)  (456,776,795)   (4,893,286)   (47,875,174) (4,601,865)  (45,664,878)  (769,104)  (7,431,360)
                 ==========================================================================================================
                   (4,904,756)   (47,981,107)     (398,645)    (3,882,495) (2,377,486)  (23,504,477) 1,762,632   17,385,595
                 ==========================================================================================================
ADMINISTRATION
 SHARES
Shares sold           148,981      1,457,872        33,251        326,101      10,672       105,302    106,074    1,029,912
Reinvestment of
 dividends and
 distributions          9,641         94,420           207          2,032         203         2,017      1,847       17,883
Shares
 repurchased         (138,609)    (1,356,764)       (7,921)       (77,312)    (10,644)     (105,478)   (36,681)    (358,284)
                 ==========================================================================================================
                       20,013        195,528        25,537        250,821         231         1,841     71,240      689,511
                 ==========================================================================================================
SERVICE SHARES
Shares sold               --             --        188,134      1,837,702     137,557     1,366,332     43,525      422,233
Reinvestment of
 dividends and
 distributions            --             --          1,508         14,743       1,621        16,124        549        5,332
Shares
 repurchased              --             --         (4,150)       (40,626)   (115,450)   (1,148,044)    (5,292)     (50,931)
                 ==========================================================================================================
                          --             --        185,492      1,811,819      23,728       234,412     38,782      376,634
                 ==========================================================================================================
CLASS A SHARES
Shares sold         1,404,698     13,765,298           --             --          --            --         --           --
Reinvestment of
 dividends and
 distributions         66,854        654,744           --             --          --            --         --           --
Shares
 repurchased       (1,936,518)   (18,974,355)          --             --          --            --         --           --
                 ==========================================================================================================
                     (464,966)    (4,554,313)          --             --          --            --         --           --
                 ==========================================================================================================
Net increase
 (decrease)        (5,349,709) $ (52,339,892)     (187,616) $  (1,819,855) (2,353,527) $(23,268,224) 1,872,654  $18,451,740
                 ==========================================================================================================

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                               Income (loss) from investment operations(n)                            Distributions to shareholders
                           ------------------------------------------------------ -------------------------------------------------
                                         Net realized    Net realized                                                  In excess of
                                        and unrealized  and unrealized   Total                  From net               net realized
                                         gain (loss)     gain (loss)     income              realized gain               gain on
                 Net asset              on investment,    on foreign     (loss)              on investment, In excess  investment,
                 value at     Net         option and       currency       from     From net      option       of net    option and
                 beginning investment      futures         related     investment investment  and futures   investment   futures
                 of period   income      transactions    transactions  operations   income    transactions    income   transactions
      -----------------------------------------------------------------------------------------------------------------------------
                                                                        ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $ 9.83    $0.5914(a)     $ 0.0494(a)       --         $0.6408    $(0.5908)      --             --        --
1997-
Administration
Shares..........    9.83     0.5665(a)       0.0497(a)       --          0.6162     (0.5662)      --             --        --
1997-Service
Shares(m).......    9.84     0.3298(a)       0.0400(a)       --          0.3698     (0.3298)      --             --        --
1997-Class A
Shares..........    9.83     0.5662(a)       0.0500(a)       --          0.6162     (0.5662)      --             --        --
1996-
Institutional
Shares..........    9.77     0.5759(a)       0.0772(a)       --          0.6531     (0.5725)      --         (0.0206)      --
1996-
Administration
Shares..........    9.77     0.5489(a)       0.0797(a)       --          0.6286     (0.5489)      --         (0.0198)      --
1996-Class A
Shares..........    9.77     0.5481(a)       0.0806(a)       --          0.6287     (0.5489)      --         (0.0198)      --
1995-
Institutional
Shares..........    9.74     0.5630(a)       0.0717(a)       --          0.6347     (0.5759)      --         (0.0287)      --
1995-
Administration
Shares..........    9.74     0.5366(a)       0.0737(a)       --          0.6103     (0.5528)      --         (0.0275)      --
1995-Class A
Shares(c).......    9.79     0.2721(a)      (0.0090)(a)      --          0.2631     (0.2697)      --         (0.0134)      --
1994-
Institutional
Shares..........   10.00     0.4341(a)      (0.2455)(a)      --          0.1886     (0.4486)      --             --        --
1994-
Administration
Shares..........   10.00     0.4211(a)      (0.2572)(a)      --          0.1639     (0.4239)      --             --        --
1993-
Institutional
Shares..........   10.04     0.4397         (0.0376)(d)      --          0.4021     (0.4397)      --         (0.0024)      --
1993-
Administration
Shares(e).......   10.02     0.2146         (0.0173)(d)      --          0.1973     (0.2146)      --         (0.0027)      --
1992-
Institutional
Shares..........   10.03     0.5599         (0.0029)(d)      --          0.5570     (0.5470)      --             --        --
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-
Institutional
Shares..........   10.00     0.1531          0.0322(d)       --          0.1853     (0.1553)      --             --        --
---------------------------------------------------------------------------------------------------------------------------------

                       Distribution to
                        Shareholders         Net                                          Ratio of                 Net
                     --------------------  increase                         Ratio of        net                   assets
                     From       Total     (decrease) Net asset                net        investment               at end
                     paid   distributions   in net   value at                expenses     income      Portfolio     of
                      in         to         asset     end of     Total      to average   to average   turnover    period
                    capital shareholders    value     period   return(k)    net assets   net assets    rate(d)   (in 000s)
                    --------------------------------------------------------------------------------------------------------
                                                        ADJUSTABLE RATE GOVERNMENT FUND
                    --------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........      --      $(0.5908)    $ 0.0500   $ 9.88     6.70%       0.49%        5.99%      46.58%      $ 463,511
1997-
Administration
Shares..........      --       (0.5662)      0.0500     9.88     6.43        0.74         5.73       46.58           2,793
1997-Service
Shares(m).......      --       (0.3298)      0.0400     9.88     3.81(f)     1.05(b)      5.64(b)    46.58(f)          346
1997-Class A
Shares..........      --       (0.5662)      0.0500     9.88     6.43        0.74         5.60       46.58          43,393
1996-
Institutional
Shares..........      --       (0.5931)      0.0600     9.83     6.86        0.45         5.85       52.36         613,149
1996-
Administration
Shares..........     --        (0.5687)      0.0600     9.83     6.60        0.70         5.59       52.36           3,792
1996-Class A
Shares..........     --        (0.5687)      0.0600     9.83     6.60        0.70         5.59       52.36          10,728
1995-
Institutional
Shares..........      --       (0.6046)      0.0301     9.77     6.75        0.46         5.77       24.12         657,358
1995-
Administration
Shares..........      --       (0.5803)      0.0300     9.77     6.48        0.71         5.50       24.12           3,572
1995-Class A
Shares(c).......      --       (0.2831)     (0.0200)    9.77     2.74(f)     0.69(b)      5.87(b)    24.12(f)       15,203
1994-
Institutional
Shares..........      --       (0.4486)     (0.2600)    9.74     1.88        0.46         4.38       37.81         942,523
1994-
Administration
Shares..........      --       (0.4239)     (0.2600)    9.74     1.63        0.71         4.27       37.81           6,960
1993-
Institutional
Shares..........      --       (0.4421)     (0.0400)   10.00     4.13        0.45         4.36      103.74       2,760,871
1993-
Administration
Shares(e).......      --       (0.2173)     (0.0200)   10.00     2.01(f)     0.70(b)      3.81(b)   103.74(f)        5,326
1992-
Institutional
Shares..........      --       (0.5470)      0.0100    10.04     6.12        0.42         5.61      286.40       2,145,064
FOR THE PERIOD JULY 17, 1991(g) through OCTOBER 31,
--------------------------------------------------
1991-
Institutional
Shares..........      --       (0.1553)      0.0300    10.03     2.14(f)     0.20(b)      7.31(b)   145.67(f)      239,642
 ---------------------------------------------------------------------------------------------------------------------------


                          Ratios assuming
                       no voluntary waiver
                           of fees or
                       expense limitations
                      -----------------------

                                     Ratio of
                                       net
                       Ratio of     investment
                       expenses       income
                      to average    to average
                      net assets    net assets
                    -------------------------------
                    ADJUSTABLE RATE GOVERNMENT FUND
                    -------------------------------


1997-
Institutional
Shares..........        0.52%        5.96%
1997-
Administration
Shares..........        0.77         5.70
1997-Service
Shares(m).......        1.08(b)      5.61(b)
1997-Class A
Shares..........        1.02         5.32
1996-
Institutional
Shares..........        0.51         5.79
1996-
Administration
Shares..........        0.76         5.53
1996-Class A
Shares..........        1.01         5.28
1995-
Institutional
Shares..........        0.53         5.70
1995-
Administration
Shares..........        0.78         5.43
1995-Class A
Shares(c).......        1.01(b)      5.55(b)
1994-
Institutional
Shares..........        0.49         4.35
1994-
Administration
Shares..........        0.74         4.24
1993-
Institutional
Shares..........        0.48         4.33
1993-
Administration
Shares(e).......        0.73(b)      3.78(b)
1992-
Institutional
Shares..........        0.55         5.48
FOR THE PERIOD JULY 17, 1991(g) THROUGH OCTOBER 31,
--------------------------------------------------
1991-
Institutional
Shares..........        1.02(b)      6.49(b)
--------------------------------------------

 The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------



                               Income (loss) from investment operations(n)                           Distributions to shareholders
                           ------------------------------------------------------ --------------------------------------------------
                                         Net realized    Net realized                                                  In excess of
                                        and unrealized  and unrealized   Total                  From net               net realized
                                         gain (loss)     gain (loss)     income              realized gain               gain on
                 Net asset              on investment,    on foreign     (loss)              on investment, In excess  investment,
                 value at     Net         option and       currency       from     From net      option       of net    option and
                 beginning investment      futures         related     investment investment  and futures   investment   futures
                 of period   income      transactions    transactions  operations   income    transactions    income   transactions
-----------------------------------------------------------------------------------------------------------------------------------
                                                            SHORT DURATION GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $ 9.83    $0.6412(a)     $ 0.0300(a)       --         $ 0.6712   $(0.6412)        --           --        --
1997-
Administration
Shares..........    9.85     0.6183(a)       0.0400(a)       --           0.6583    (0.6183)        --           --        --
1997-Service
Shares..........    9.82     0.5904(a)       0.0401(a)       --           0.6305    (0.5904)        --           --        --
1997-Class A
Shares(o).......    9.78     0.3121(a)       0.0883(a)       --           0.4004    (0.3004)        --           --        --
1997-Class B
Shares(o).......    9.75     0.2787(a)       0.1011(a)       --           0.3798    (0.2698)        --           --        --
1997-Class C
Shares(p).......    9.83     0.1185(a)       0.0225(a)       --           0.1410    (0.1110)        --           --        --
1996-
Institutional
Shares..........    9.82     0.6290(a)       0.0136(a)       --           0.6426    (0.6326)        --           --        --
1996-
Administration
Shares(h).......    9.86     0.3837(a)       0.0003(a)       --           0.3840    (0.3940)        --           --        --
1996-Service
Shares(i).......    9.72     0.3134(a)       0.1018(a)       --           0.4152    (0.3152)        --           --        --
1995-
Institutional
Shares..........    9.64     0.6652(a)       0.1666(a)       --           0.8318    (0.6518)        --           --        --
1995-
Administration
Shares..........    9.64     0.2384(a)      (0.0433)(a)      --           0.1951    (0.2051)        --           --        --
1994-
Institutional
Shares..........   10.14     0.5628(a)      (0.4592)(a)      --           0.1036    (0.5598)    (0.0438)         --        --
1994-
Administration
Shares..........   10.14     0.5329(a)      (0.4539)(d)      --           0.0790    (0.5352)    (0.0438)         --        --
1993-
Institutional
Shares..........   10.16     0.5627         (0.0135)(d)      --           0.5492    (0.5627)        --       (0.0065)      --
1993-
Administration
Shares(e).......   10.23     0.2725         (0.0900)(d)      --           0.1825    (0.2725)        --           --        --
1992-
Institutional
Shares..........   10.22     0.6703         (0.0600)(d)      --           0.6103    (0.6703)        --           --        --
1991-
Institutional
Shares..........   10.00     0.8020          0.2200(d)       --           1.0220    (0.8020)        --           --        --
1990-
Institutional
Shares..........   10.07     0.8300         (0.0700)(d)      --           0.7600    (0.8300)        --           --        --
1989-
Institutional
Shares..........   10.10     0.8800             --           --           0.8800    (0.8800)        --           --        --
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-
Institutional
Shares..........   10.00     0.1800          0.1000(d)       --           0.2800    (0.1800)        --           --        --
-----------------------------------------------------------------------------------------------------------------------------------

                        Distribution
                            to
                        shareholders         Net                                          Ratio of                 Net
                     --------------------  increase                         Ratio of        net                   assets
                     From       Total     (decrease) Net asset                net        investment               at end
                     paid   distributions   in net   value at                expenses     income    Portfolio      of
                      in         to         asset     end of     Total     to average    to average   turnover    period
                    capital shareholders    value     period   return(k)    net assets   net assets    rate(d)   (in 000s)
                    --------------------------------------------------------------------------------------------------------
                                                        SHORT DURATION GOVERNMENT FUND
                    --------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........       --  ($0.6412)     $0.0300    $9.86      7.07%       0.45%         6.43%     102.58%       $103,729
1997-
Administration
Shares..........       --   (0.6183)      0.0400     9.89      6.91        0.70          6.19      102.58           1,060
1997-Service
Shares..........       --   (0.5904)      0.0401     9.86      6.63        0.95          5.92      102.58           3,337
1997-Class A
Shares(o).......       --   (0.3004)      0.1000     9.88      4.14(f)     0.70(b)       6.05(b)   102.58(f)        9,491
1997-Class B
Shares(o).......       --   (0.2698)      0.1100     9.86      3.94(f)     1.30(b)       5.52(b)   102.58(f)          747
1997-Class C
Shares(p).......       --   (0.1100)      0.0300     9.86      1.44(f)     1.45(b)       5.52(b)   102.58(f)          190
1996-
Institutional
Shares..........       --   (0.6326)      0.0100     9.83      6.75        0.45          6.44      115.45          99,944
1996-
Administration
Shares(h).......       --   (0.3940)     (0.0100)    9.85      4.00(f)     0.70(b)       5.97(b)   115.45             252
1996-Service
Shares(i).......       --   (0.3152)      0.1000     9.82      4.35(f)     0.95(b)       6.05(b)   115.45           1,822
1995-
Institutional
Shares..........       --   (0.6518)      0.1800     9.82      8.97        0.45          6.87      292.56         103,760
1995-
Administration
Shares..........       --   (0.2051)     (0.0100)    9.63(h)   2.10        0.70(b)       7.91(b)   292.56              --
1994-
Institutional
Shares..........       --   (0.6036)     (0.5000)    9.64      0.99        0.45          5.69      289.79         193,095
1994-
Administration
Shares..........       --   (0.5790)     (0.5000)    9.64      0.73        0.70          5.38      289.79             730
1993-
Institutional
Shares..........       --   (0.5692)     (0.0200)   10.14      5.55        0.45          5.46      411.66         359,708
1993-
Administration
Shares(e).......       --   (0.2725)     (0.0900)   10.14      1.74(f)     0.70(b)       4.84(b)   411.66          16,490
1992-
Institutional
Shares.........        --   (0.6703)     (0.0600)   10.16      6.24        0.45          6.60      216.07         277,927
1991-
Institutional
Shares..........       --   (0.8020)      0.2200    10.22     10.93        0.45          8.25      155.44         158,848
1990-
Institutional
Shares..........       --   (0.8300)     (0.0700)   10.00      8.23        0.45          8.62      173.21          68,995
1989-
Institutional
Shares..........  (0.0300)   0.9100      (0.0300)   10.07      9.08        0.46          8.71      137.37          31,015
FOR THE PERIOD AUGUST 15, THROUGH OCTOBER 31,
---------------------------------------------
1988-
Institutional
Shares..........       --   (0.1800)      0.1000    10.10      3.30(f)     0.55(b)       8.55(b)   167.00(f)       39,052


                            Ratios assuming
                          no voluntary waiver
                             of fees or
                          expense limitations
                      ------------------------
                                     Ratio of
                                       net
                       Ratio of     investment
                       expenses       income
                      to average   to average
                      net assets    net assets
                    -------------------------------
                    SHORT DURATION GOVERNMENT FUND
                    -------------------------------

FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........      0.82%            6.06%
1997-
Administration
Shares..........      1.07             5.82
1997-Service
Shares..........      1.32             5.55
1997-Class A
Shares(o).......      1.32(b)          5.43(b)
1997-Class B
Shares(o).......      1.82(b)          5.00(b)
1997-Class C
Shares(p).......      1.82(b)          5.15(b)
1996-
Institutional
Shares..........      0.71             6.18
1996-
Administration
Shares(h).......      0.96(b)          5.71(b)
1996-Service
Shares(i).......      1.21(b)          5.79(b)
1995-
Institutional
Shares..........      0.72             6.60
1995-
Administration
Shares..........      0.90(b)          7.71(b)
1994-
Institutional
Shares..........      0.59             5.55
1994-
Administration
Shares..........      0.84             5.24
1993-
Institutional
Shares..........      0.64             5.31
1993-
Administration
Shares(e).......      0.80(b)          4.74(b)
1992-
Institutional
Shares.........       0.69             6.36
1991-
Institutional
Shares..........      0.79             7.91
1990-
Institutional
Shares..........      0.95             8.12
1989-
Institutional
Shares..........      1.39             7.78
FOR THE PERIOD AUGUST 15, 1988(g) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-
Institutional
Shares..........      1.42(b)          7.68(b)
-----------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                               Income (loss) from investment operations(n)
                           ------------------------------------------------------
                                         Net realized    Net realized
                                        and unrealized  and unrealized   Total
                                         gain (loss)     gain (loss)     income
                 Net asset              on investment,    on foreign     (loss)
                 value at     Net         option and       currency       from     From net
                 beginning investment      futures         related     investment investment
                 of period   income      transactions    transactions  operations   income
--------------------------------------------------------------------------------------------
                                      SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares..........  $ 9.96    $0.4181(a)     $ 0.1091(a)       --         $ 0.5272   $(0.4172)
1997-
Administration
Shares..........    9.96     0.3924(a)       0.1100(a)       --           0.5024    (0.3924)
1997-Service
Shares..........    9.97     0.3675(a)       0.1000(a)       --           0.4675    (0.3675)
1997-Class A
Shares(o).......    9.94     0.1950(a)       0.1400(a)       --           0.3350    (0.1950)
1997-Class B
Shares(o).......    9.94     0.1663(a)       0.1368(a)       --           0.3031    (0.1631)
1997-Class C
Shares(p).......   10.04     0.0670(a)       0.0300(a)       --           0.0970    (0.0670)
1996-
Institutional
Shares..........    9.94     0.4192(a)       0.0200(a)       --           0.4392    (0.4192)
1996-
Administration
Shares..........    9.94     0.3944(a)       0.0200(a)       --           0.4144    (0.3944)
1996-Service
Shares..........    9.95     0.3697(a)       0.0200(a)       --           0.3897    (0.3697)
1995-
Institutional
Shares..........    9.79     0.4235(a)       0.1500(a)       --           0.5735    (0.4235)
1995-
Administration
Shares..........    9.79     0.3989(a)       0.1500(a)       --           0.5489    (0.3989)
1995-Service
Shares..........    9.79     0.3744(a)       0.1600(a)       --           0.5344    (0.3744)
1994-
Institutional
Shares..........   10.23     0.3787(a)      (0.3575)(a)      --           0.0212    (0.3787)
1994-
Administration
Shares..........   10.23     0.3537(a)      (0.3575)(a)      --          (0.0038)   (0.3537)
1994-Service
Shares(j).......    9.86     0.0475(a)      (0.0700)(a)      --          (0.0225)   (0.0475)
1993-
Institutional
Shares..........    9.93     0.3834          0.3000(d)       --           0.6834    (0.3834)
1993-
Administration
Shares(j).......   10.16     0.1555          0.0720(d)       --           0.2275    (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........   10.00     0.0341         (0.0700)(d)      --          (0.0359)   (0.0341)
---------------------------------------------------------------------------------------------



                           Distributions to shareholders
                 ------------------------------------------------------------
                                           In excess of
                    From net               net realized                          Net
                 realized gain               gain on                           increase                         Ratio of
                 on investment, In excess  investment,   From       Total     (decrease) Net asset                net
                     option       of net    option and   paid   distributions   in net   value at               expenses
                  and futures   investment   futures      in         to         asset     end of     Total     to average
                  transactions    income   transactions capital shareholders    value     period   return(k)   net assets
      --------------------------------------------------------------------------------------------------------------------
                                      SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------------------------------------
1997-
Institutional
Shares..........        --         --          --         --      $(0.4172)    $ 0.1100   $10.07      5.40%       0.45%
1997-
Administration
Shares..........        --         --          --         --       (0.3924)      0.1100    10.07      5.14        0.70
1997-Service
Shares..........        --         --          --         --       (0.3675)      0.1000    10.07      4.77        0.95
1997-Class A
Shares(o).......        --         --          --         --       (0.1950)      0.1400    10.08      3.39(f)     0.70(b)
1997-Class B
Shares(o).......        --         --          --         --       (0.1631)      0.1400    10.08      3.07(f)     1.30(b)
1997-Class C
Shares(p).......        --         --          --         --       (0.0670)      0.0300    10.07      0.97(f)     1.45(b)
1996-
Institutional
Shares..........        --         --          --         --       (0.4192)      0.0300     9.96      4.50        0.45
1996-
Administration
Shares..........        --         --          --         --       (0.3944)      0.0300     9.96      4.24        0.70
1996-Service
Shares..........        --         --          --         --       (0.3697)      0.0200     9.97      3.98        0.95
1995-
Institutional
Shares..........        --         --          --         --       (0.4235)      0.1500     9.94      5.98        0.45
1995-
Administration
Shares..........        --         --          --         --       (0.3989)      0.1500     9.94      5.76        0.70
1995-Service
Shares..........        --         --          --         --       (0.3744)      0.1600     9.95      5.59        0.95
1994-
Institutional
Shares..........    (0.0825)       --          --         --       (0.4612)     (0.4400)    9.79      0.17        0.45
1994-
Administration
Shares..........    (0.0825)       --          --         --       (0.4362)     (0.4400)    9.79     (0.11)       0.70
1994-Service
Shares(j).......        --         --          --         --       (0.0475)     (0.0700)    9.79     (0.32)(f)    0.95(b)
1993-
Institutional
Shares..........        --         --          --         --       (0.3834)      0.3000    10.23      7.03        0.41
1993-
Administration
Shares(j).......        --         --          --         --       (0.1555)      0.0720    10.23      2.28(f)     0.70(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
----------------------------------------------------
1992-
Institutional
Shares..........        --         --          --         --       (0.0341)     (0.0700)    9.93     (0.34)(f)    0.05(b)
-------------------------------------------------------------------------------------------------------------------------

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 ---------------------

                 Ratio of                 Net                Ratio of
                   net                  assets                 net
                investment              at end    Ratio of  investment
                  income   Portfolio      of      expenses    income
                to average turnover     period   to average to average
                net assets  rate(d)    (in 000s) net assets net assets
      -----------------------------------------------------------------
                                SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------

1997-
Institutional
Shares..........   4.18%    194.75%    $ 28,821     1.23%      3.40%
1997-
Administration
Shares..........   3.91     194.75           77     1.48       3.13
1997-Service
Shares..........   3.66     194.75        2,051     1.73       2.88
1997-Class A
Shares(o).......   3.81(b)  194.75(f)     4,023     1.73(b)    2.78(b)
1997-Class B
Shares(o).......   3.31(b)  194.75(f)       106     2.23(b)    2.38(b)
1997-Class C
Shares(p).......   2.60(b)  194.75(f)         2     2.23(b)    1.82(b)
1996-
Institutional
Shares..........   4.21     231.65       34,814     1.01       3.65
1996-
Administration
Shares..........   3.96     231.65           48     1.26       3.40
1996-Service
Shares..........   3.74     231.65          695     1.51       3.18
1995-
Institutional
Shares..........   4.31     259.52       58,389     0.77       3.99
1995-
Administration
Shares..........   4.14     259.52           46     1.02       3.82
1995-Service
Shares..........   3.87     259.52          454     1.27       3.55
1994-
Institutional
Shares..........   3.74     354.00       83,704     0.61       3.58
1994-
Administration
Shares..........   3.51     354.00        3,866     0.86       3.35
1994-Service
Shares(j).......   4.30(b)  354.00          440     1.11(b)    4.14(b)
1993-
Institutional
Shares..........   3.70     404.60      115,803     1.06       3.05
1993-
Administration
Shares(j).......   3.32(b)  404.60          911     1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-
Institutional
Shares..........   4.58(b)   31.19(f)    14,601     2.68(b)    1.95(b)
--------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations(n)
                                           ---------------------------------------------------
                                                       Net realized   Net realized
                                                      and unrealized and unrealized   Total
                                                       gain (loss)    gain (loss)     income
                                 Net asset            on investment,   on foreign     (loss)
                                 value at     Net       option and      currency       from     From net
                                 beginning investment    futures        related     investment investment
                                 of period   income    transactions   transactions  operations   income
----------------------------------------------------------------------------------------------------------
                                                         CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........                  $ 9.85    $0.6431      $0.2282        $(0.0005)    $ 0.8708   $(0.6408)
1997-
Administration
Shares..........                    9.84     0.6182       0.2380         (0.0005)      0.8557    (0.6157)
1997-Service
Shares..........                    9.86     0.5937       0.2287         (0.0005)      0.8219    (0.5919)
1997-Class A
Shares(o).......                    9.70     0.3059       0.3596         (0.0008)      0.6647    (0.3048)
1997-Class B
Shares(o).......                    9.72     0.2686       0.3695         (0.0008)      0.6373    (0.2673)
1997-Class C
Shares(p).......                    9.93     0.1118       0.1591         (0.0003)      0.2706    (0.1107)
1996-
Institutional
Shares..........                   10.00     0.6448      (0.0704)            --        0.5744    (0.6438)
1996-
Administrative
Shares(/1/).....                    9.91     0.4083      (0.0703)            --        0.3380    (0.4080)
1996-Service
Shares(l).......                    9.77     0.3756       0.0898             --        0.4654    (0.3754)
1995-
Institutional
Shares..........                    9.24     0.6423       0.7610             --        1.4033    (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
----------------------------------------------------
1994-
Institutional
Shares..........                   10.00     0.4648      (0.7617)            --       (0.2969)   (0.4648)


                                           Distributions to shareholders
                                 ------------------------------------------------------------
                                                           In excess of
                                    From net               net realized                          Net
                                 realized gain               gain on                           increase
                                 on investment, In excess  investment,   From       Total     (decrease) Net asset
                                     option       of net    option and   paid   distributions   in net   value at
                                  and futures   investment   futures      in         to         asset     end of     Total
                                  transactions    income   transactions capital shareholders    value     period   return(k)
-----------------------------------------------------------------------------------------------------------------------------
                                                         CORE FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
------------
1997-
Institutional
Shares..........                        --         --          --         --      $(0.6408)    $ 0.2300   $10.08      9.19%
1997-
Administration
Shares..........                        --         --          --         --       (0.6157)      0.2300    10.07      8.92
1997-Service
Shares..........                        --         --          --         --       (0.5919)      0.2300    10.09      8.65
1997-Class A
Shares(o).......                        --         --          --         --       (0.3048)      0.3599    10.06      6.94(f)
1997-Class B
Shares(o).......                        --         --          --         --       (0.2673)      0.3700    10.09      6.63(f)
1997-Class C
Shares(p).......                        --         --          --         --       (0.1107)      0.1599    10.09      2.74(f)
1996-
Institutional
Shares..........                    (0.0806)       --          --         --       (0.7244)     (0.1500)    9.85      5.98
1996-
Administrative
Shares(/1/).....                        --         --          --         --       (0.4080)     (0.0700)    9.84      3.56(f)
1996-Service
Shares(l).......                        --         --          --         --       (0.3754)      0.0900     9.86      4.90(f)
1995-
Institutional
Shares..........                        --         --          --         --       (0.6433)      0.7600    10.00     15.72
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
--------------------
1994-
Institutional
Shares..........                        --         --          --         --       (0.4648)     (0.7617)    9.24     (3.00)

                                                                                Ratios assuming
                                                                              no voluntary waiver
                                                                                  of fees or
                                                                              expense limitations
                                                                             ---------------------

                                             Ratio of                 Net                Ratio of
                                  Ratio of     net                  assets                 net
                                    net     investment              at end    Ratio of  investment
                                  expenses    income   Portfolio      of      expenses    income
                                 to average to average turnover     period   to average to average
                                 net assets net assets  rate(d)    (in 000s) net assets net assets
-------------------------------------------------------------------------------------------------
                                                         CORE FIXED INCOME FUND
-------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
------------
1997-
Institutional
Shares..........                    0.45%      6.53%    361.27%     $79,230     0.83%      6.15%
1997-
Administration
Shares..........                    0.70       6.27     361.27        6,176     1.08       5.89
1997-Service
Shares..........                    0.95       6.00     361.27        1,868     1.33       5.62
1997-Class A
Shares(o).......                    0.70(b)    6.13(b)  361.27(f)     9,336     1.33(b)    5.50(b)
1997-Class B
Shares(o).......                    1.45(b)    5.28(b)  361.27(f)       621     1.83(b)    4.90(b)
1997-Class C
Shares(p).......                    1.45(b)    4.84(b)  361.27(f)       272     1.83(b)    4.46(b)
1996-
Institutional
Shares..........                    0.45       6.51     414.20       72,061     0.83       6.13
1996-
Administrative
Shares(/1/).....                    0.70(b)    6.41(b)  414.20          702     1.08(b)    6.03(b)
1996-Service
Shares(l).......                    0.95(b)    6.37(b)  414.20          381     1.33(b)    5.99(b)
1995-
Institutional
Shares..........                    0.45       6.56     382.26       55,502     0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G)
--------------------
1994-
Institutional
Shares..........                    0.45(b)    6.48(b)  285.25       24,508     1.46(b)    5.47(b)

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B and Class C shares were taken into account.
(l) Administration and Service share activity commenced on February 28, 1996 and March 13, 1996, respectively.
(m) Service share activity commenced on March 27, 1997.
(n) Includes the balancing effect of calculating per share amounts.
(o) Class A and Class B share activity commenced on May 1, 1997.
(p) Class C share activity commenced on August 15, 1997.
-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Fixed Income Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
---------------------------------------  ---------------------------------------

To the Shareholders and Board of Trustees of the Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Core Fixed Income Fund:

 We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Delaware Business Trust) including the statements of investments, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Core Fixed Income Fund as of October 31, 1997, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP

Boston, Massachusetts
December 12, 1997

---------------------------------------  ---------------------------------------

               VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

  The proposals described below were submitted to a vote of shareholders of Goldman Sachs Trust (the "Company") at a Special Meeting of Shareholders held on April 1, 1997 (the "Meeting"):

--------------------------------------------------------------------------------
PROPOSAL NO. 1--ELECTION OF NINE TRUSTEES:

--------------------------------------------------------------------------------

  At the Meeting, Ashok Bakhru, David B. Ford, Douglas Grip, John McNulty, Mary McPherson, Richard Strubel, Alan Shuch, Jackson Smart and William Springer were elected to the Company's Board of Trustees. In electing the Trustees, the Company's shareholders voted as follows:

  TRUSTEE                      FOR       AGAINST    ABSTAIN     BROKER NON-VOTES
  -------                --------------- ------- -------------- ----------------
Ashok Bakhru............ 59,699,988.0890    0      993,484.8850        0
David B. Ford........... 59,362,764.7000    0    1,330,708.2740        0
Douglas Grip............ 59,477,956.3930    0    1,215,516.5810        0
John McNulty............ 59,362,764.7000    0    1,330,708.2740        0
Mary McPherson.......... 59,705,150.0290    0      988,322.9450        0
Richard Strubel......... 59,727,715.4610    0      965,757.5130        0
Alan Shuch.............. 59,362,764.7000    0    1,330,708.2740        0
Jackson Smart........... 59,706,199.9810    0      987,272.9930        0
William Springer........ 59,729,198.2540    0      964,274.7200        0

--------------------------------------------------------------------------------
PROPOSAL NO. 2--RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE
              INDEPENDENT ACCOUNTANTS OF THE TRUST OR THE CORPORATION FOR THE FISCAL YEARS ENDING OCTOBER 31, 1997 AND JANUARY 31, 1998,
              RESPECTIVELY:

--------------------------------------------------------------------------------

  At the Meeting, the Company's shareholders approved Proposal No. 2 as follows:

      FOR               AGAINST                ABSTAIN             BROKER NON-VOTES
---------------      --------------         --------------         ----------------
55,747,113.1630       37,028.3220           4,909,331.4890                0

--------------------------------------------------------------------------------
PROPOSAL NO. 4(B)--APPROVAL OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST
                TO PERMIT INVESTMENT OF EACH FUND'S ASSETS IN ANOTHER OPEN-END
                INVESTMENT COMPANY:

--------------------------------------------------------------------------------

  At the Meeting, the Company's shareholders approved Proposal No. 4(B) as follows:

      FOR               AGAINST                ABSTAIN             BROKER NON-VOTES
---------------      --------------         --------------         ----------------
52,375,742.4380      1,978,971.9450         6,267,663.5910           71,095.0000

--------------------------------------------------------------------------------
PROPOSAL NO. 3--APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION:

--------------------------------------------------------------------------------

  At the Meeting, the shareholders of each of the Company's portfolios (each, a "Fund" and collectively, the "Funds") approved Proposal No. 3 as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,256,266.2380 249,187.0120         0             0
G.S. Adjustable Rate
 Government.............  30,840,046.7270 205,007.3510 4,029,816.1740   64,115.0000
G.S. Short Duration Tax
 Free...................   2,017,550.0780  16,321.0250       527.7150        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,475,140.0900 216,569.4820 1,108,286.2630        0
G.S. Government Income..   1,419,426.1060  19,927.7870     2,736.8010    6,980.0000
G.S. Municipal Income...   1,871,247.5330  13,820.1290   117,480.9080        0

--------------------------------------------------------------------------------
PROPOSAL NO. 4(A)--APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT
                RESTRICTIONS TO PERMIT EACH FUND TO INVEST ALL ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 4(A) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 255,529.1270         0             0
G.S. Adjustable Rate
 Government.............  29,300,183.4090 738,971.8930 5,035,714.9500   64,115.0000
G.S. Short Duration Tax
 Free...................   1,707,256.5030 326,614.6000       527.7150        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,338,642.1730 350,819.2200 1,110,534.4420        0
G.S. Government Income..   1,409,107.5260  30,246.3670     2,736.8010    6,980.0000
G.S. Municipal Income...   1,850,690.6070  29,828.2390   122,029.7240        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(A)--INVESTMENT POLICY ON ISSUER DIVERSIFICATION:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(A) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,997,087.3250  43,548.7280 5,034,234.1990   64,115.0000
G.S. Short Duration Tax
 Free...................   2,023,592.0760   1,190.2710     9,616.4710        0
G.S. Core Fixed Income..   4,763,020.5550       0              0             0
G.S. Global Income......   7,302,111.2200 337,094.6510 1,160,789.9640        0
G.S. Government Income..   1,432,220.1140   3,231.1630     6,639.4170    6,980.0000
G.S. Municipal Income...   1,872,473.5900  16,237.5860   113,837.3940        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(B)--INVESTMENT POLICY ON INDUSTRY CONCENTRATION:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(B) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,717,448.6200  48,100.0560 5,309,321.5760   64,115.0000
G.S. Short Duration Tax
 Free...................   2,023,592.0760   1,190.2710     9,616.4710        0
G.S. Core Fixed Income..   4,763,020.5550       0              0             0
G.S. Global Income......   7,308,203.5950 364,153.7540 1,127,638.4860        0
G.S. Government Income..   1,435,859.2330   3,462.0620     2,769.3990    6,980.0000
G.S. Municipal Income...   1,869,373.6660  12,600.7210   120,574.1830        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(C)--INVESTMENT POLICIES ON BORROWING, MARGIN PURCHASES AND
                PLEDGING ASSETS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(C) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,536,226.5180 496,829.5350 5,041,814.1990   64,115.0000
G.S. Short Duration Tax
 Free...................   2,024,782.3470       0          9,616.4710        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,216,046.8580 429,048.0000 1,154,900.9770        0
G.S. Government Income..   1,382,429.7560  55,980.6910     3,680.2470    6,980.0000
G.S. Municipal Income...   1,852,339.5570  25,565.3640   124,643.6490        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(D)--INVESTMENT POLICY ON LOANS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(D) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120     6,342.1150        0
G.S. Adjustable Rate
 Government.............  29,791,225.9940 241,830.0590 5,041,814.1990   64,115.0000
G.S. Short Duration Tax
 Free...................   2,024,782.3470       0          9,616.4710        0
G.S. Core Fixed Income..   4,761,964.9270   1,055.6280         0             0
G.S. Global Income......   7,246,088.4970 387,925.7060 1,165,981.6320        0
G.S. Government Income..   1,418,199.0540  16,793.6490     7,097.9910    6,980.0000
G.S. Municipal Income...   1,855,997.7160  18,603.7770   127,947.0770        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(E)--INVESTMENT POLICY ON UNDERWRITING:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(E) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,499,008.6670     102.4680      6,342.1150        0
G.S. Adjustable Rate
 Government.............  24,563,621.2260 203,940.9210 10,307,308.1050   64,115.0000
G.S. Short Duration Tax
 Free...................   2,024,782.3470       0           9,616.4710        0
G.S. Core Fixed Income..   4,763,020.5550       0               0             0
G.S. Global Income......   7,277,794.5270 358,843.4350  1,163,357.8730        0
G.S. Government Income..   1,430,965.7480   7,444.6990      3,680.2470    6,980.0000
G.S. Municipal Income...   1,848,511.9770  12,976.0140    141,060.5790        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(F)--INVESTMENT POLICY ON REAL ESTATE AND OIL AND GAS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(F) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,924.1230 249,187.0120      6,342.1150        0
G.S. Adjustable Rate
 Government.............  24,526,695.5880 240,866.5590 10,307,308.1050   64,115.0000
G.S. Short Duration Tax
 Free...................   1,990,762.3590  34,019.9880      9,616.4710        0
G.S. Core Fixed Income..   1,125,872.4290       0       3,637,148.1260        0
G.S. Global Income......   7,327,402.6000 291,544.8020  1,181,048.4330        0
G.S. Government Income..   1,432,561.1600   5,849.2870      3,680.2470    6,980.0000
G.S. Municipal Income...   1,867,044.1890  15,154.4890    120,349.8920        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(G)--INVESTMENT POLICY ON COMMODITIES:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(G) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,256,266.2380     102.4680    249,084.5440        0
G.S. Adjustable Rate
 Government.............  24,259,310.5330 258,550.2170 10,557,009.5020   64,115.0000
G.S. Short Duration Tax
 Free...................   1,999,851.1150  34,019.9880        527.7150        0
G.S. Core Fixed Income..   4,761,964.9270       0           1,055.6280        0
G.S. Global Income......   7,242,067.7760 391,426.1320  1,166,501.9270        0
G.S. Government Income..   1,402,158.5440  35,125.1420      4,807.0080    6,980.0000
G.S. Municipal Income...   1,864,355.0900  15,677.0190    122,516.4610        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(H)--INVESTMENT POLICY ON SENIOR SECURITIES:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(H) as follows:

          FUND                  FOR         AGAINST        ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ --------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,249,296.2850   7,072.4210    249,084.5440        0
G.S. Adjustable Rate
 Government.............  24,588,889.6270 204,058.5000 10,281,922.1250   64,115.0000
G.S. Short Duration Tax
 Free...................   2,032,680.8320   1,190.2710        527.7150        0
G.S. Core Fixed Income..   4,763,020.5550       0               0             0
G.S. Global Income......   7,317,507.8520 317,794.9290  1,164,693.0540        0
G.S. Government Income..   1,369,235.2830  67,017.8840      5,837.5270    6,980.0000
G.S. Municipal Income...   1,861,721.6030  14,498.0260    126,328.9410        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(I)--INVESTMENT POLICY CONCERNING SHORT SALES OF SECURITIES:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 5(I) as follows:

          FUND                  FOR         AGAINST       ABSTAIN     BROKER NON-VOTES
          ----            --------------- ------------ -------------- ----------------
G.S. Short Duration Gov-
 ernment................   6,243,445.2950  12,923.4110   249,084.5440        0
G.S. Adjustable Rate
 Government.............  29,554,106.4250 236,098.2310 5,284,665.5960   64,115.0000
G.S. Short Duration Tax
 Free...................   1,994,403.9380  39,467.1650       527.7150        0
G.S. Core Fixed Income..   4,761,964.9270       0          1,055.6280        0
G.S. Global Income......   7,221,712.5330 412,993.5060 1,165,289.7960        0
G.S. Government Income..   1,365,080.4460  68,785.4960     8,224.7520    6,980.0000
G.S. Municipal Income...   1,839,955.6770  27,482.8450   135,110.0480        0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(J)--GS SHORT DURATION GOVERNMENT FUND'S POLICY ON OPTIONS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of GS Short Duration Government approved Proposal No. 5(J) as follows:

          FUND                 FOR       AGAINST    ABSTAIN    BROKER NON-VOTES
          ----            -------------- -------- ------------ ----------------
G.S. Short Duration Gov-
 ernment................  6,249,924.1230 102.4680 255,426.6590         0

--------------------------------------------------------------------------------
PROPOSAL NO. 5(K)--GS SHORT DURATION GOVERNMENT FUND'S POLICY ON INVESTMENTS TO
                EXERCISE CONTROL:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of GS Short Duration Fund approved Proposal No. 5(K) as follows:

          FUND                 FOR        AGAINST     ABSTAIN    BROKER NON-VOTES
          ----            -------------- ---------- ------------ ----------------
G.S. Short Duration Gov-
 ernment................  6,249,924.1030 6,444.5830 249,084.5440         0

--------------------------------------------------------------------------------
PROPOSAL NO. 6--APPROVAL OF AMENDED AND RESTATED MANAGEMENT AGREEMENTS:
--------------------------------------------------------------------------------

  At the Meeting, the Shareholders of each Fund approved Proposal No. 6 as follows:

          FUND                 FOR         AGAINST      ABSTAIN    BROKER NON-VOTES
          ----            -------------- ------------ ------------ ----------------
G.S. Global Income......  7,767,511.0190 285,099.7120 747,385.1040        0
G.S. Government Income..  1,417,140.3790  20,595.5810   4,354.7340    6,980.0000
G.S. Municipal Income...  1,868,303.5900  12,832.0000 121,412.9800        0

                     This page is intentionally left blank




--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
-------------------------------   ---------------------------------------------
-------------------------------   ---------------------------------------------
THE GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1997


GOLDMAN SACHS ADJUSTABLE RATEGOVERNMENT FUND
GOLDMAN SACHS SHORT DURATIONGOVERNMENT FUND
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
GOLDMAN SACHS CORE FIXED INCOME FUND


GOLDMAN SACHS

Goldman Sachs
1 New York Plaza
New York, NY 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

FIA97/128K/1097